SageSelect Prospectus

                        PROSPECTUS DATED OCTOBER 1, 2001
                   FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                         AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:
300 Atlantic Street
Stamford, CT  06901

     This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You can purchase a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments.

     You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. The Variable Account has 31 available Sub-Accounts. Through our Fixed Account, you can choose to invest your money in one or more of 7 different Guarantee Periods.

     Each Variable Sub-Account invests in a corresponding Fund of the following Trusts (collectively, the "Trusts"):

        -     AIM Variable Insurance Funds
        -     The Alger American Fund
        -     First American Insurance Portfolios, Inc.
        -     INVESCO Variable Investment Funds, Inc.
        -     MFS(R)Variable Insurance Trust(SM)
        -     The Universal Institutional Funds, Inc.
        -     Oppenheimer Variable Account Funds
        -     Sage Life Investment Trust
        -     Van Kampen Life Investment Trust

     Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

     For the first three years only, the Contract imposes surrender charges for withdrawals from or the surrender of the Contract. Expenses for a Contract with short duration surrender charges may have higher Asset-Based Charges than contracts with longer duration surrender charges.

     The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

     THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. WE WILL SEND YOU THE TRUST PROSPECTUSES WITH YOUR CONTRACT. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU BEFORE YOU INVEST.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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                                TABLE OF CONTENTS
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INDEX OF TERMS..............................................................5

HIGHLIGHTS .................................................................7

FEE TABLE...................................................................8

1.     WHAT ARE THE CONTRACTS?..............................................15
       Your Options.........................................................15
       Transfers............................................................15

2.     WHAT ARE MY INCOME PAYMENT OPTIONS?..................................16
       Your Choices.........................................................16
       Income Payment Amounts...............................................17
       Optional Guaranteed Minimum Income Benefit Riders....................18

3.     HOW DO I PURCHASE A CONTRACT?........................................21
       Initial Purchase Payment.............................................21
       Issuance of a Contract...............................................21
       Free Look Right to Cancel Your Contract..............................22
       Making Additional Purchase Payments..................................22
       When We May Cancel Your Contract.....................................23

4.     WHAT ARE MY INVESTMENT OPTIONS?......................................23
       Purchase Payment Allocations.........................................23
       Variable Sub-Account Investment Options..............................23
       Fixed Account Investment Options.....................................26
       Transfers............................................................29
       Transfer Programs....................................................31
       Values Under Your Contract...........................................33

5.     WHAT ARE THE EXPENSES UNDER A CONTRACT?..............................35
       Surrender Charge.....................................................36
       Transfer Charge......................................................37
       Asset-Based Charges..................................................38
       Purchase Payment Tax Charge..........................................38
       Optional Benefit Charges.............................................38
       Fund Annual Expenses.................................................39
       Additional Information...............................................39

6.     HOW WILL MY CONTRACT BE TAXED?.......................................39
       Introduction.........................................................39
       Taxation of Non-Qualified Contracts..................................39
       Taxation of Qualified Contracts......................................41
       Transfers, Assignments, or Exchanges of a Contract...................43
       Possible Tax Law Changes.............................................43

7.     HOW DO I ACCESS MY MONEY?............................................43
       Withdrawals..........................................................43
       Requesting Payments..................................................45

8.     HOW IS CONTRACT PERFORMANCE PRESENTED?...............................45
       Yield................................................................45
       Total Return.........................................................46
       Performance/Comparisons..............................................46

9.     DOES THE CONTRACT HAVE A DEATH BENEFIT?..............................47
       Contract Death Benefit...............................................47
       Owner's Death Before the Income Date.................................47
       Owner's or Annuitant's Death After the Income Date...................48
       Optional Rider Death Benefits........................................49
       Optional Accidental Death Benefit Rider (ADB)........................49
       Optional Enhanced Guaranteed Minimum Death Benefit Rider
            (Enhanced GMDB).................................................49
       Optional Earnings Enhancement Death Benefit Rider (EEDB)............
       Proof of Death.......................................................50

10.    WHAT OTHER INFORMATION SHOULD I KNOW?................................52
       Parties to the Contract..............................................52
       Separate Accounts....................................................53
       Modification.........................................................54
       Distribution of the Contracts........................................55
       Experts..............................................................55
       Legal Proceedings....................................................56
       Reports to Contract Owners...........................................56
       Authority to Make Agreements.........................................56
       Financial Statements.................................................56

11.    HOW CAN I MAKE INQUIRIES.............................................56

12.    ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.....56
       History and Business.................................................56
       Selected Financial Data..............................................59
       Management's Discussion and Analysis of Financial Condition
        and Results of Operations...........................................61
       Directors and Officers...............................................64

FINANCIAL STATEMENTS OF SAGE LIFE ASSURANCE OF AMERICA, INC.............F-1

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A - MORE INFORMATION ABOUT THE FUNDS...........................A-1

APPENDIX B - MARKET VALUE ADJUSTMENT....................................B-1

APPENDIX C - DOLLAR-COST AVERAGING PROGRAM..............................C-1

APPENDIX D - GUARANTEED MINIMUM INCOME BENEFITS.........................D-1

APPENDIX E - EARNINGS ENHANCEMENT DEATH BENEFIT.........................E-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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                                 INDEX OF TERMS
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     We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

     ACCOUNT VALUE -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.

     ACCUMULATION PHASE -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

     ACCUMULATION UNIT -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub- Account.

     ANNUITANT -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

     ASSET-BASED CHARGES -- The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

     BENEFICIARY -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

     BUSINESS DAY -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

     CONTRACTS -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

     CONTRACT ANNIVERSARY -- A Contract Anniversary is each anniversary of the Contract Date.

     CONTRACT DATE -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

     CONTRACT YEAR -- Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

     EXCESS WITHDRAWAL - An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

     EXPIRATION DATE -- The Expiration Date is the last day in a Guarantee
Period.

     FIXED ACCOUNT -- The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

     FREE WITHDRAWAL AMOUNT -- A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year during the Accumulation Phase without being subject to a surrender charge.

     FUND -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

     GENERAL ACCOUNT -- An account that consists of all our assets other than those held in any separate investment accounts.

     INCOME DATE -- The Income Date is the date you select for your income payments to begin.

     INCOME PHASE -- The Income Phase starts on the Income Date and is the period during which you receive income payments.

     INCOME UNIT -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

     MARKET VALUE ADJUSTMENT -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

     NET ASSET VALUE -- Net Asset Value is the price of one share of a Fund.

     OWNER -- The Owner is the person who owns a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

     SATISFACTORY NOTICE -- Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center (the telephone number and address are shown on the cover of this prospectus). Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or electronic delivery can be delivered by U.S. mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

     SURRENDER VALUE -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the surrender charge and Market Value Adjustment.

     VALUATION PERIOD -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

     VARIABLE ACCOUNT -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

     "WE", "US", "OUR", "SAGE LIFE" or the "COMPANY" is Sage Life Assurance of America, Inc.

     "YOU" OR "YOUR" is the Owner of a Contract.

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                                   HIGHLIGHTS
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     The flexible payment deferred combination fixed and variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchase the Contract you may also choose to purchase any or all of the following optional benefits: earnings enhancement death benefit, enhanced guaranteed minimum death benefit, an accidental death benefit, and one of two different guaranteed minimum income benefits.

     The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a Surrender Charge of up to 8%. The Income Phase occurs when you begin receiving income payments from your Contract.

     You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.

     You have the right to return your Contract to us at our Customer Service Center or to the registered representative who sold it to you and have us cancel the Contract. You must return the Contract within a certain number of days specified by your state (usually 10) from the date you received the Contract. If you exercise this right, we will cancel your Contract as of the Business Day we receive it. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we have deducted on or before the date we received the returned Contract. We do not refund charges other than the Purchase Payment Tax Charge. If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of your Account Value plus any Purchase Payment Tax Charge we have deducted or your purchase payment(s), less any withdrawals previously taken. If required by law to return the purchase payment less withdrawals, and if you allocated amounts to the Variable Account, we will temporarily allocate those amounts to the Money Market Sub-Account until the Free Look Period ends.

     The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed.

     If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center are shown on the cover page of this prospectus.

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                               FEE TABLE
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     The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)....None

Surrender Charge(1) (as a percentage of purchase payments withdrawn or surrendered)

                APPLICABLE              APPLICABLE SURRENDER
               CONTRACT YEAR             CHARGE PERCENTAGE
               -------------             -----------------
                    1                           8%
                    2                           6%
                    3                           4%
                    4 and thereafter            0%

Maximum Transfer Charge(2)
     First 12 transfers in a Contract Year...............................$ 0
     After 12th transfer in a Contract Year..............................$25

Annual Administration Charge............................................None

     In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

VARIABLE ACCOUNT ANNUAL EXPENSES

(deducted daily as percentage of the assets of the Variable Account)

Mortality and Expense Risk Charge
  and Account Fees and Expenses (3)....................................1.65%

OPTIONAL BENEFIT ANNUAL EXPENSES(deducted monthly as percentage of your Variable and Fixed Account Values)

        Guaranteed Minimum Income Benefit Charge.......................0.20%
        Enhanced Guaranteed Minimum Income Benefit Charge..............0.35%
        Accidental Death Benefit Charge................................0.05%
        Earnings Enhancement Death Benefit Charge......................0.25%
        Enhanced Guaranteed Minimum Death Benefit Charge...............0.20%

(1) You may withdraw a portion of your Account Value without incurring a surrender charge. This amount is called the Free Withdrawal Amount and is equal to the greater of (i) the excess of 10% of your total purchase payments over all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year, or (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over purchase payments received, less prior withdrawals taken subject to surrender charges).

     Any amount in (i) not used in a Contract Year may be carried forward to the next Contract Year subject to a maximum of 30% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred in that Contract
     Year).

(2)  Currently, we do not assess a transfer charge.

(3) Throughout this Prospectus and in your Contract this charge is referred to as "Asset-Based Charges."

FUND CHARGES

     The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 2000 or estimated for the year ending December 31, 2001 (as applicable) are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts. Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue.




                                                                                            TOTAL
                                                                                       ANNUAL EXPENSES
                                                                        TOTAL             (BEFORE FEE
                                MANAGEMENT                          ANNUAL EXPENSES      WAIVERS AND
                                   FEES              OTHER EXPENSES   (AFTER FEE        REIMBURSEMENTS,
                               (AFTER FEE    RULE       (AFTER        WAIVERS AND        AS APPLICABLE,
                                 WAIVERS,    12b-1  REIMBURSEMENTS,  REIMBURSEMENTS,    AND INCLUDING
FUND                         AS APPLICABLE)  FEES    AS APPLICABLE)   AS APPLICABLE)   MAXIMUM 12b-1 FEES)
----                         --------------  ------  --------------  --------------     -----------------
AIM VARIABLE INSURANCE FUNDS (Series II Shares):
  AIM V.I. Government
    Securities Fund..........     0.50%      0.25%      0.47%            1.22%             1.22%
  AIM V.I. Growth and Income Fund 0.60       0.25       0.24             1.09              1.09
  AIM V.I. International Equity
    Fund.....................     0.73       0.25       0.29             1.27              1.27
  AIM V.I. Value Fund........     0.61       0.25       0.23             1.09              1.09
THE ALGER AMERICAN FUND:
  Alger American MidCap
    Growth Portfolio.........     0.80       N/A       0.04             0.84               0.84
  Alger American Income &
    Growth Portfolio.........     0.625      N/A       0.075            0.70               0.70
  Alger American Small
    Capitalization Portfolio.     0.85       N/A       0.05             0.90               0.90
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
  International
    Portfolio (1)(2)(3)           0.0       0.25      1.35             1.60                5.48
   Small Cap Growth
    Portfolio (2)(3)(4)           0.0       0.25       0.98             1.23               7.45
   Technology Portfolio (1)(2)(3) 0.0       0.25       0.98             1.23               9.13
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
  INVESCO VIF - Blue Chip
    Growth Fund..............     0.85       N/A      1.00(5)          1.85(5)             2.88(6)
  INVESCO VIF - Financial
    Services Fund............     0.75       N/A      0.34(5)          1.09(5)             1.09
  INVESCO VIF - Health
    Sciences Fund............     0.75       N/A      0.32(5)          1.07(5)             1.07
  INVESCO VIF-Technology Fund     0.72       N/A      0.30(5)          1.02(5)             1.02
MFS(R) VARIABLE INSURANCE TRUST(SM):
  MFS Investors Trust Series.     0.75       N/A      0.12(7)           0.87(7)            0.87
  MFS High Income Series.....     0.75       N/A      0.16(7)           0.91(7)            0.99(8)
  MFS Research Series........     0.75       N/A      0.10(7)           0.85(7)            0.85
  MFS Total Return Series....     0.75       N/A      0.15(7)           0.90(7)            0.90
  MFS Capital Opportunities
    Series...................     0.75       N/A      0.16(7)           0.91(7)            0.91
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
  Global Value Equity Portfolio   0.52       N/A      0.63              1.15               1.43(9)
  Mid Cap Value Portfolio.....    0.53       N/A      0.52              1.05               1.27(9)
  Value Portfolio.............    0.31       N/A      0.54              0.85               1.09(9)
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
  Oppenheimer Bond Fund/VA....    0.72       N/A      0.04              0.76               0.76
  Oppenheimer Capital
    Appreciation Fund/VA......    0.64       N/A      0.03              0.67               0.67
  Oppenheimer Main Street Small Cap
    Fund/VA..................     0.75       N/A      0.60              1.35               1.35
SAGE LIFE INVESTMENT TRUST:
  S&P 500 Equity Index Fund*..    0.38        0       0.17              0.55(11)           1.15(10)
  Money Market Fund...........    0.48        0       0.17              0.65(11)           1.00
  Nasdaq-100 Index(R) Fund**..    0.80        0       0.05              0.85(11)           1.20(10)
  All-Cap Growth Fund.........    0.99        0       0.11              1.10(11)           1.58(10)
VAN KAMPEN LIFE INVESTMENT TRUST, (Class II Shares):
  LIT Growth and Income Portfolio 0.57       0.25     0.18              1.00               1.03
  LIT Emerging Growth Portfolio   0.70       0.25     0.05              1.00               1.00





(1) Other expense ratios for the period from April 28, 2000 (commencement of operations) through December 31, 2000, have been annualized. The adviser has contractually agreed to waive management fees or otherwise pay other expenses until December 31, 2002 so that the total operating expenses do not exceed 1.60% and 1.23%, respectively, for the International Portfolio and Technology Portfolio.

(2) Management fees before waivers are 1.10%, 0.70% and 0.70% respectively, for the International Portfolio, the Small Cap Growth Portfolio and the Technology Portfolio.

(3) The Rule 12b-1 Fees deducted from the Class IB Shares of these portfolios cover certain distribution and shareholder support services provided by Sage Life in the selling of policies investing in those portfolios. The maximum amount of the Rule 12b-1 Fee is 0.25%.

(4) The Small Cap Growth Portfolio commenced operations on January 2, 2001. Other expenses for the Small Cap Growth Portfolio are based on estimated amounts for the current fiscal year (2001). Expenses shown in the table reflect estimated fee waivers by the adviser. The total gross expenses the Portfolio would pay (on an estimated basis) is 7.45%. The adviser has contractually agreed to waive management fees or otherwise pay other expenses until December 31, 2002 so that the total operating expenses do not exceed 1.23%.

(5) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the Fund.

(6) Certain expenses of the VIF-Blue Chip Growth Fund were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. Before absorption, the Fund's other expenses and total annual Fund operating expenses for the fiscal year ended December 31, 2000 were 2.03% and 2.88%, respectively, of the Fund's average net assets.

(7) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing Fund expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the Fund. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal: MFS Investors Trust Series -- 0.86%; MFS High Income Series -- 0.90%; MFS Research Series -- 0.84%; MFS Total Return Series -- 0.89%; and MFS Capital Opportunities Series -- 0.90%.

(8) MFS has contractually agreed, subject to reimbursement, to bear expenses for the MFS High Income Series, such that the series' "Other Expenses" do not exceed 0.15% of the average daily net assets of the series during the current fiscal year. These contractual arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series. Absent expense reimbursement, the Total Annual Portfolio Expenses for the year ended December 31, 2000 were .99% for the series.

(9) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." For purposes of determining the amount of the voluntary management fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than the net amounts set forth in the table. Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     .80%, .63% and 1.43% with respect to the Global Value Equity Portfolio; .75%, .52% and 1.27% with respect to the Mid Cap Value Portfolio; and .55%, .54% and 1.09% with respect to the Value Portfolio.

(10) A Rule 12b-1 Plan (the "Plan") has been adopted by each Sage Life Investment Trust Fund (except the Money Market Fund), pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2000, and no payments will be made for the year ending December 31, 2001.

(11) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2002. The expenses of Sage Life Investment Trust's Nasdaq-100 Index(R) Fund and All-Cap Growth Fund are based on the estimated expenses that those Funds expect to incur in 2001, their initial full fiscal year. The Nasdaq-100 Index(R) Fund and the All-Cap Growth Fund commenced operations on September 18, 2000. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2000 would have been: .55%, .25%, .35% and 1.15% with respect to the S&P 500 Equity Index Fund; .65%, 0.0%, .35% and 1.00% with respect to the Money Market Fund; and are estimated to be .85%, .25%, .10% and 1.20% with respect to the Nasdaq-100 Index(R) Fund and 1.10%, .25%, .23% and 1.58% with respect to the All-Cap Growth Fund.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES WITH RESPECT TO THE PRODUCT.

EXAMPLES

     The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above, and we assume that the fee waivers and expense reimbursements shown above will continue. For a more complete description of these expenses, see "What Are The Expenses Under A Contract?" and see the prospectuses for the Trusts. The examples assume that the assumed average Account Value is $30,000, and that you have invested all your money in the Variable Account.

     You should not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year; however, we currently do not assess the Transfer Charge. See "Transfer Charge."

     The assumed 5% annual rate of return is hypothetical. You should not consider it to be representative of past or future annual returns; both may be greater or less than this assumed rate.

     The examples reflect the charges for the following optional riders (which is the most expensive way to purchase the Contract): Enhanced Guaranteed Minimum Income Benefit, Enhanced Guaranteed Minimum Death Benefit, Accidental Death Benefit, and Earnings Enhancement Death Benefit. Your expenses would be less than the expenses in the examples if you purchase none or fewer than all of the optional benefits.

     You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above.



                                           1. IF YOU SURRENDER YOUR CONTRACT               2. IF YOU DO NOT SURRENDER YOUR
                                                    AT THE END OF EACH                      CONTRACT  OR YOU ANNUITIZE YOUR
                                                        TIME PERIOD                          CONTRACT AT THE END OF EACH
FUND                                                                                                 TIME PERIOD
----                                   -----------------------------------------         --------------------------------------
                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------    -------     -------    --------         ------   -------   -------   --------
AIM VARIABLE INSURANCE FUNDS (Series II Shares):
  AIM V.I. Government
    Securities Fund.................   119          157          197         406          39     117        197        406
  AIM V.I. Growth and Income Fund...   117          153          191         395          37     113        191        395
  AIM V.I. International
    Equity Fund.....................   119          159          200         411          39     119        200        411
  AIM V.I. Value Fund...............   117          153          191         395          37     113        191        395
THE ALGER AMERICAN FUND
  Alger American MidCap
    Growth Portfolio................   115          146          179         372          35     106        179        372
  Alger American Income &
    Growth Portfolio................   113          141          172         359          33     101        172        359
  Alger American Small
    Capitalization Portfolio........   115          148          182         377          35     108        182        377
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
  International Portfolio...........   122          168          216         440          42     128        216        440
  Small Cap Growth Portfolio........   119          157          198         407          39     117        198        407
  Technology Portfolio..............   119          157          198         407          39     117        198        407
INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF - Blue Chip Growth Fund  125          176          227         461          45     136        227        461
  INVESCO VIF - Financial
     Services Fund..................   117          153          191         395          37     113        191        395
  INVESCO VIF - Health
      Sciences Fund.................   117          153          190         393          37     113        190        393
  INVESCO VIF - Technology Fund.....   117          151          188         388          37     111        188        388
 MFS(R) VARIABLE INSURANCE TRUST(SM):
   MFS Investors Trust Series........   115          147          180         375          35     107        180        375
   MFS High Income Series............   115          148          182         378          35     108        182        378
   MFS Research Series...............   115          146          179         373          35     106        179        373
   MFS Total Return Series...........   115          148          182         377          35     108        182        377
   MFS Capital Opportunities Series..   115          148          182         378          35     108        182        378
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
   Global Value Equity Portfolio.....   118          155          194         400          38     115        194        400
   Mid Cap Value Portfolio...........   117          152          189         391          37     112        189        391
   Value Portfolio...................   115          146          179         373          35     106        179        373
 OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   Oppenheimer Bond Fund/VA..........   114          143          175         365          34     103        175        365
   Oppenheimer Capital Appreciation
      Fund/VA........................   115          147          180         375          35     107        180        375
   Oppenheimer Main Street Small
      Cap Fund/VA....................   120          161          204         418          40     121        204        418
  SAGE LIFE INVESTMENT TRUST:
      S&P 500 Equity Index Fund......   112          137          165         345          32      97        165        345
      Money Market Fund..............   113          140          170         354          33     100        170        354
      Nasdaq-100 Index(R) Fund.......   115          146          179         373          35     106        179        373
      All-Cap Growth Fund............   117          154          192         396          37     114        192        396
  VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares):
      LIT Growth and Income Portfolio.  116          151          187         387          36     111        187        387
      LIT Emerging Growth Portfolio...  116          151          187         387          36     111        187        387



==============================================================================

1.  WHAT ARE THE CONTRACTS?
==============================================================================

     The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

     Under the terms of the Contract, we promise to pay you income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. However, if you would like to purchase a Contract in connection with a tax-qualified retirement plan, please carefully consider the costs and benefits of the Contract (including income payments) before your purchase since the tax- qualified retirement plan provides for tax-sheltered growth. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or all markets. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract.

     We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits. Expenses for a Contract with short duration surrender charges may have higher Asset-Based Charges than contracts with longer duration surrender charges.

YOUR OPTIONS

     When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." See "Variable Sub-Account Investment Options." We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub- Accounts the "Variable Account Value."

     You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Options." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." We currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7, and 10 years. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an income plan. See "Market Value Adjustment." The Fixed Account may not be available in your state.

     We also offer you five optional benefits for an additional charge - the Guaranteed Minimum Income Benefit ("GMIB"), the Enhanced Guaranteed Minimum Income Benefit ("Enhanced GMIB"), the Guaranteed Minimum Death Benefit ("GMDB"), the Accidental Death Benefit ("ADB"), and the Earnings Enhancement Death Benefit ("EEDB"). These riders can provide additional benefits that we discuss in "What Are My Income Payment Options" and "Does the Contract Have A Death Benefit." TRANSFERS

     Subject to certain conditions, you can transfer Account Value three ways:

        -     From one Variable Sub-Account to another Variable Sub-Account;

        -     From a Fixed Sub-Account to a Variable Sub-Account; or

        -     From a Variable Sub-Account to a Fixed Sub-Account.



==============================================================================
2.  WHAT ARE MY INCOME PAYMENT OPTIONS?
==============================================================================

YOUR CHOICES

     You have several choices to make concerning your income payments. First, you choose the Income Date when you want income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. If you do not select an Income Date, the Income Date will be the first day of the first calendar month following the Annuitant's 95th birthday. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

     On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

     The available income plans are (the descriptions of the plans assume you are the Annuitant):

        - INCOME PLAN 1 -- Life Annuity - You will receive payments for your life.

        - INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period. If the Annuitant dies during the period certain elected, the Owner may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the income plan.

        - INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive.

        - INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select (which may be from 5 to 30 years). However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period. The Owner may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

        - INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any single premium annuity we offer on the Income Date for which you and the Annuitant are eligible.

     There may be adverse tax consequences if you make a partial withdrawal during the Income Phase of commuted value.

INCOME PAYMENT AMOUNTS

     We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and if applicable upon the age and sex of a second person you designate. The rates we apply will never be lower than the Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

     If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

     If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

     VARIABLE INCOME PAYMENTS. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%. If you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate).

     For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

     Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Account Value on that date in one sum.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDERS

     The GMIB riders are optional riders that ensure, if you satisfy a rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. We offer two such riders. Each is described in the following paragraphs.

     Guaranteed Minimum Income Benefit. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular income plan and frequency of payment, we determine the GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule to the greater of:
(a) the Highest Anniversary Value (described below), or (b) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces Account Value.

     We then compare the GMIB to what we would pay you if you had not elected the GMIB rider. We determine this amount by applying your current Account Value to our then current monthly income rate per $1,000 (the current monthly income rates are generally more favorable than the Monthly Income Payment rates per $1,000 shown in the Income Tables in the Contract Schedule and used to calculate the GMIB). We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. On the Income Date, we will calculate an anniversary value for each Contract Anniversary on or before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB rider. An anniversary value for a Contract Anniversary equals:

        -      the Account Value on that Contract Anniversary;
        - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and
        - reduced by the proportion that any withdrawal taken since that Contract Anniversary (including applicable surrender charges and Market Value Adjustments) reduces Account Value.

     Enhanced Guaranteed Minimum Income Benefit. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the Enhanced GMIB. For a particular income plan and frequency of payment, we determine the Enhanced GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Contract Schedule to the greatest of
(a) the Roll-Up Benefit Value, (b) the Highest Anniversary Value, or (c) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces the Account Value.

     We then compare the Enhanced GMIB to what we would pay you if you had not elected the Enhanced GMIB rider. We determine this amount by applying your current Account Value to our then current monthly income rate per $1,000 (the current monthly income rates are generally more favorable than the Monthly Income Payment rates per $1,000 shown in the Income Tables in the Contract Schedule and used to calculate the Enhanced GMIB). We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value for the Enhanced GMIB is determined in the same manner as it is for the GMIB. The Roll-Up Benefit Value is calculated as follows.

        - On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment.
        - Thereafter, we calculate interest on the Roll-Up Benefit Value for the current Valuation Period, but not after the Owner attains age 80, at the effective annual interest rate shown in the Contract Schedule.
        - We then add to the Roll-Up Benefit Value the dollar amount of any additional purchase payments paid during the current Valuation Period, and then we reduce the Roll-Up Benefit Value proportionately for any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken during the current Valuation Period. The reduction will be made in proportion to the reduction in Account Value that results from a withdrawal.
        - The Roll-Up Benefit Value is subject to a maximum of two times purchase payments, reduced proportionately for any withdrawals (including any associated surrender charge and Market Value Adjustment incurred).

     We show examples of how both GMIBs work in Appendix D.

     FURTHER INFORMATION ABOUT THE GMIBs. The remaining information in this Section applies to both GMIB riders except as indicated.

     CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue a GMIB rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The following conditions apply:

- The surviving spouse must elect to continue the Contract instead of electing to receive distribution of the death benefits.

- For purposes of determining the "Effective Date" provision in the rider, the Effective Date is the Valuation Date the new Owner elects to continue the rider (when the election is received at our Customer Service Center).

- For purposes of determining the Highest Anniversary Value, we initially set it equal to the Account Value on the Valuation Date that the new Owner elects to continue the rider.

- The calculation of the Highest Anniversary Value will exclude all anniversary values for Contract Anniversaries before the date the surviving spouse becomes the new Owner.

- As to the Enhanced GMIB only, for purposes of determining the Roll-Up Benefit Value we initially set it equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

     All of the other terms and conditions of the riders will continue as before the new Owner elected to continue the rider.

     WHEN MAY YOU ELECT INCOME PAYMENTS UNDER THE GMIBs? You may take income payments using the GMIB on any Contract Anniversary, or the thirty-day period that follows a Contract Anniversary, only after (a) the Annuitant has attained age 60, and (b) the Contract has been in effect (i) for seven years for the GMIB, and (ii) for ten years for the Enhanced GMIB.

     If you have elected a GMIB option but you do not meet the conditions shown above as of the Income Date, then all income payments going forward will be calculated without regard to the GMIB option.

     INCOME PLANS AVAILABLE WITH THE GMIB. You may elect to use the GMIB with the following income plans in your Contract:

        -     Income Plan 1. Fixed Life Annuity;
        -     Income Plan 2. Fixed Life Annuity with 10 or 20 Years
              Certain; and
        -     Income Plan 3. Fixed Joint and Last Survivor Annuity.

     You may also elect any other income plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB.

        OTHER GMIB TERMS AND CONDITIONS

        -     The GMIB must be purchased at time of application;
        - The Annuitant must be age 80 or younger at the time your Contract is issued;
        - The purchase of the GMIB as an optional benefit is irrevocable and charges for the GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.
        - If there are multiple Owners, we will use the age of the oldest Owner to determine any benefits.
        - If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as the Owner to determine any benefits and will use the Annuitant's age in determining such benefits.

     IMPORTANT CONSIDERATIONS REGARDING THE GMIB. While a GMIB does provide a guaranteed minimum amount of income, a GMIB MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIBs completely and analyze them thoroughly before you purchase a GMIB.

        - A GMIB does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.
        - Once purchased, the GMIB is irrevocable. This means that before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under a GMIB using guaranteed monthly income payment rates, the GMIB charges will still be assessed.
        - The GMIB in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."
        - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.
        -     One or both of the GMIB riders may not be approved in all states.

==============================================================================
3.  HOW DO I PURCHASE A CONTRACT?
==============================================================================

INITIAL PURCHASE PAYMENT

     You may purchase a Contract for use in connection with tax-qualified retirement plans ("Qualified Contracts") or on a non-tax qualified basis ("Non-Qualified Contracts"). To purchase a Contract, you and the Annuitant you select may not be more than 90 years old on the Contract Date. We require a minimum initial purchase payment of $15,000.

ISSUANCE OF A CONTRACT

     Once we receive your initial purchase payment and your application at our Customer Service Center, we will usually issue your Contract within two Business Days. However, if you did not give us all the information we need, we will try to contact you to get the needed information. If we cannot complete the application within five Business Days, we will either send your money back or obtain your permission to keep your money until we receive the necessary information. In some cases we can issue a Contract without receiving a signed application. In those cases, we will send an "Application/Confirmation" form with the issued Contract, and ask you to sign and return it to us to verify the terms of the Contract. Your Contract Date will be the date we issue your Contract at our Customer Service Center.

FREE LOOK RIGHT TO CANCEL YOUR CONTRACT

     During your "Free Look" Period, you may cancel your Contract. The Free Look Period usually ends 10 days after you receive your Contract. Some states require a longer period. If you decide to cancel your Contract, you must return it to our Customer Service Center or to one of our authorized registered representatives. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we have deducted on or before the date we receive your returned Contract at our Customer Service Center. We do no refund charges other than the Purchase Payment Tax Charge . If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of (a) your Account Value plus any Purchase Payment Tax Charges we have deducted, or (b) your initial purchase payment, less any withdrawals previously taken. Where required by law to refund the purchase payments (less withdrawals), we will temporarily invest amounts you allocated to the Variable Account to the Money Market Sub-Account until we deem the Free Look Period to end. See "What Are My Investment Options."

MAKING ADDITIONAL PURCHASE PAYMENTS

     You may make additional purchase payments of $250 or more (a lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center) at any time before the Income Date, subject to the following conditions. You may make additional purchase payments for as little as $100 under ACH (Automatic Clearing House).

We will accept additional purchase payments as shown below:

======================       =================================================
CONTRACT TYPE                       RESTRICTIONS ON ACCEPTANCE OF
                                    ADDITIONAL PURCHASE PAYMENTS
----------------------       -------------------------------------------------

Non-Qualified                Accepted until the earlier of the year in which
Contract                     you or the Annuitant attains age 90.
----------------------       -------------------------------------------------
Qualified                    Accepted until the year in which you attain age
Contract                     90, except for annual contributions to a
                             traditional IRA which are accepted until the year
                             in which you attain age 701/2.
======================       =================================================

     You must obtain our prior approval before you make a purchase payment that causes the Account Value of all annuities that you maintain with us to exceed $1,000,000.

     We will credit any purchase payment received after the Contract Date to your Contract as of the Business Day on which we received it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

WHEN WE MAY CANCEL YOUR CONTRACT

     If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

==============================================================================
4.  WHAT ARE MY INVESTMENT OPTIONS?
==============================================================================

PURCHASE PAYMENT ALLOCATIONS

     When you apply for a Contract, you specify the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

     We may require that an initial purchase payment allocated to a Variable Sub-Account be temporarily invested in the Money Market Sub-Account during the Free Look Period. We will require this if required by law to refund your full initial purchase payment less any withdrawals previously taken, should you cancel your Contract during the Free Look Period. At the end of the Free Look Period, if we temporarily allocated your initial purchase payment to the Money Market Sub-Account, we will transfer the value of what is in the Money Market Sub-Account to the Variable Sub-Account(s) you specified in your application. Solely for the purpose of processing this transfer from the Money Market Sub-Account, we will deem the Free Look Period to end 15 days after the Contract Date. This transfer from the Money Market Sub-Account to the Variable Sub-Accounts at the end of the Free Look Period does not count as a transfer for any other purpose under the Contract.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS

     The Variable Account has 31 available Sub-Accounts, each investing in a specific Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract. Appendix A contains more information about the Funds, including a brief description of their investment objectives and strategies and principal fund risks.

     More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust or Fund. You should read the Trusts' or Fund's prospectuses carefully. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. We will send you the Trust or Fund prospectuses with your Contract.

The following Funds are available under the Contract:

        AIM VARIABLE INSURANCE FUNDS (Series II Shares)

        AIM V.I. Government Securities Fund
        AIM V.I. Growth and Income Fund
        AIM V.I. International Equity Fund
        AIM V.I. Value Fund

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds (Series II Shares).

        THE ALGER AMERICAN FUND

        Alger American Midcap Growth Portfolio
        Alger American Income & Growth Portfolio
        Alger American Small Capitalization Portfolio

     Fred Alger Management, Inc. advises The Alger American Fund.

        FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
        (Class IB Shares)

        Small Cap Growth Portfolio
        Technology Portfolio
        International Portfolio

     U.S. Bancorp Piper Jaffray Asset Management, Inc. is the investment adviser for the First American Insurance Portfolios, Inc. Clay Finlay Inc. is the sub-adviser for the International Portfolio.

        INVESCO VARIABLE INVESTMENT FUNDS, INC.

        INVESCO VIF - Blue Chip Growth Fund
        INVESCO VIF - Health Sciences Fund
        INVESCO VIF - Technology Fund
        INVESCO VIF - Financial Services Fund

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

        MFS(R) VARIABLE INSURANCE TRUST(SM)

        MFS Investors Trust Series
        MFS High Income Series
        MFS Research Series
        MFS Total Return Series
        MFS Capital Opportunities Series

     MFS Investment Management(R) advises the MFS(R) Variable Insurance Trust.

        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

        Global Value Equity  Portfolio
        Mid Cap Value Portfolio
        Value Portfolio

     Morgan Stanley Investment Management, Inc. advises the Global Value Equity Portfolio. Morgan Stanley Investments (formerly Miller Anderson & Sherrerd, LLP) advises the Value Portfolio and the Mid Cap Value Portfolio.

        OPPENHEIMER VARIABLE ACCOUNT FUNDS

        Oppenheimer Bond Fund/VA
        Oppenheimer Capital Appreciation Fund/VA
        Oppenheimer Main Street Small Cap Fund/VA

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

        SAGE LIFE INVESTMENT TRUST

        S&P 500 Equity Index Fund
        Money Market Fund
        Nasdaq - 100 Index(R) Fund
        All-Cap Growth Fund

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. State Street Global Advisors subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

       VAN KAMPEN LIFE INVESTMENT TRUST
       (Class II Shares)

       LIT Growth and Income Portfolio
       LIT Emerging Growth Portfolio

     Van Kampen Asset Management Inc. is the investment adviser for the portfolios of Van Kampen Life Investment Trust.

     The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

     A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative instruments, non- investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

     Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

     We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. The fee is ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors.


FIXED ACCOUNT INVESTMENT OPTIONS

     Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. We may establish "DCA Fixed Sub-Accounts" for our Dollar-Cost Averaging Program.

     HOW WE DETERMINE THE GUARANTEED INTEREST RATE. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, OUR GUARANTEED INTEREST RATES WILL BE AT LEAST 3% PER YEAR. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

     GUARANTEE PERIODS. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7, and 10 years. We may offer different Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.

     We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

     We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

        - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

        - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires (but not beyond your Income Date).

        - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

     Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

        - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

        - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

     We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

     MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

        Ordinarily:

        - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

        - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

        We will apply a Market Value Adjustment as follows:

        - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

        - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

        - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account or amount surrendered. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

     A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

     We will compute the Market Value Adjustment by multiplying the factor below by the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                                                N/365
                             [(1+I)/(1+J+.0025)]       - 1
        Where:
                  I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

                  J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

                  N is the remaining number of days in the Guarantee Period at the time of calculation.

     We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

     In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)]((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In the state of Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

     The Fixed Account may not be available in your state. Contact our Customer Service Center for availability.

     Examples of how the Market Value Adjustment works are shown in Appendix B.

TRANSFERS

     Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to make transfers is restricted until the Free Look Period ends. See "Purchase Payment Allocations." The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we will treat your transfer request as a request to transfer the entire amount.

     You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account before its Expiration Date ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

     A transfer takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

     In addition, we reserve the right to restrict transfers:

        - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

        - if the transfer results in more than one trade involving the same Sub-Account in a 30-day period; or

        - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

     We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub- Accounts affected by the transfer.

     After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

     TELEPHONE  TRANSACTIONS.  You  may  request  transfers  or  withdrawals  by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

     We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

     INTERNET TRANSACTIONS. In addition to telephone transactions, we permit transfers via the Internet. We will send Owners information about our website and transactions that may be made through it. We will use reasonable procedures to confirm that instructions communicated by the Internet are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures. These procedures include: (a) asking for your social security number and personal identification number (generally provided at Contract delivery) when you access our website to make a transaction; (b) sending you a confirmation statement (by U.S. Mail or internet, according to instructions you provided to us) after all such transactions; and
(c) posting a Contract transaction history on our website which you may access at any time.

     THIRD PARTY TRANSFERS. As a general rule and as a convenience to you, we allow a third party the right to make transfers on your behalf. However, when the same third party possesses the right to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The managements of the Funds share this position.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made third parties holding the right to make transfers on behalf of multiple parties, we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. However, our procedures will not prevent you from making your own transfer requests.

TRANSFER PROGRAMS

     DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix C.

     You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

        Once elected, dollar-cost averaging remains in effect until:

        -    the Income Date;

        -    you surrender the Contract;

        - the value of the Sub-Account from which transfers are being made is depleted; or

        -    you cancel the program by written request.

     If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you request, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in the systematic partial withdrawal program.

     We may also permit you to periodically transfer earnings (sweep) from the Fixed Sub-Accounts to the Variable Sub-Accounts.

     ASSET ALLOCATION PROGRAM. An optional asset allocation program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

     If you participate in the asset allocation program, we will automatically allocate all purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

     Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix on a calendar quarter basis to bring your portfolio back to its original allocation percentages.

     From time to time the models are reviewed. It may be found that allocation percentages within a particular model, or even some of the Variable Sub-Accounts within a particular model, need to be changed. You will be sent a notice at least 30 days before any such change is made, and you will be given an opportunity NOT to make the change.

     The transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason.

     AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing.

VALUES UNDER YOUR CONTRACT

     ACCOUNT VALUE. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

        - the performance of the Variable Sub-Accounts you have selected;

        -     interest credited on amounts you allocated to the Fixed
              Account;

        -     any additional purchase payments; and

        -     charges, transfers, withdrawals, and surrenders.

     Your Account Value may be more or less than purchase payments you made.

     SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, reduced by any applicable surrender charge that would be deducted if your Contract were surrendered that day, and any applicable Purchase Payment Tax Charge.

     VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

     ACCUMULATION UNIT VALUE. Accumulation Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub- Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period for which the value is being determined.

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b)and then subtracting (c) where:

        (a)    is the net result of:

               (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

               (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

               (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

        (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

        (c)    is the daily Asset-Based Charge.

        The net investment factor may be more or less than, or equal to, one.

     FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

        - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

        -     interest at the Guaranteed Interest Rate; MINUS

        -     any transfers from the Sub-Account; MINUS

        - any withdrawals (including any associated surrender charges) from the Sub-Account; and MINUS

        -     any charges allocated to the Sub-Account.

     We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

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5. WHAT ARE THE EXPENSES UNDER A CONTRACT?
==============================================================================

     We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

     SERVICES AND BENEFITS WE PROVIDE INCLUDE:

        - the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

        -     the death benefit paid on the death of the Owner;

        - the available investment options, including dollar-cost averaging, asset allocation, automatic portfolio rebalancing, IRA partial withdrawal programs, and systematic partial withdrawal programs;

        - administration of the income plans available under the Contracts; and

        -     the distribution of various reports to Owners.

     COSTS AND EXPENSES WE INCUR INCLUDE:

        - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

        -     sales and marketing expenses; and

        -     other costs of doing business.

     RISKS WE ASSUME INCLUDE:

        - the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

        - that the amount of the death benefit will be greater than Account Value; and

        - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

     We may also deduct a charge for taxes. See "Fee Table."

     We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

     Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

     We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

        -     the size of a group;

        - the total amount of purchase payments to be received from a group;

        -     the purposes for which the Contracts are purchased;

        - the nature of a group for which the Contracts are purchased; and

        - any other circumstances that could reduce Contract costs and expenses.

     We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

SURRENDER CHARGE

     If you make an Excess Withdrawal or surrender your Contract during the first three Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. The applicable percentage is 8% in the first Contract Year, and declines until it reaches 0% in the fourth Contract Year.

     If you surrender your Contract, we deduct the surrender charge from the Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. We include any surrender charge we assess in the calculation of any applicable Market Value Adjustment for withdrawals from the Fixed Account. Each year you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. (The Free Withdrawal Amount is not considered a purchase payment for purposes of determining surrender charges.) For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table."

     The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

     EXAMPLE OF CALCULATION OF SURRENDER CHARGE. Assume the applicable surrender charge is 8%, you have requested a withdrawal of $3,000, and no Market Value Adjustment is applicable. Your initial purchase payment was $15,000, your current Account Value is $15,750, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

       (a) is the excess of 10% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year (10% x $15,000 = $1,500); and

       (b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments (unliquidated purchase payments are equal to purchase payments received, less prior withdrawals taken subject to surrender charges) ($15,750 - $15,000 = $750).

     Therefore, the Free Withdrawal Amount is $1,500. A surrender charge will apply to the excess of $3,000 over $1,500. The surrender charge equals $120.00 (8.0% x $1,500).

     Any amount in (a) not used in a Contract Year may be carried forward to the next Contract Year subject to a maximum of 30% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred in that Contract Year).

     WAIVER OF SURRENDER CHARGE. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you (or the Annuitant, if the Owner is not an individual) have a "Qualifying Terminal Illness" or have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period.

     We define "Qualifying Terminal Illness" and "Qualifying Hospital or Nursing Care Facility" in the Waiver of Surrender Charge rider to the Contract.

ANNUAL ADMINISTRATION CHARGE

     None! There are no annual administration charges under the Contracts.

TRANSFER CHARGE

     We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset- Based Charges from the Variable Sub-Accounts in which you are invested. The maximum charges are:

                                             ANNUAL             DAILY
                                             CHARGE             CHARGE
                                             ------             ------
All Contract Years                            1.65%             .004558%

     We do not assess these charges against any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

     We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality.

OPTIONAL BENEFIT CHARGES

     We will deduct an additional charge if you purchase one or more of the optional riders. The charges for the riders are calculated as a percentage of the Account Value on the date of deduction. On the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase, the charge is deducted in proportion to the Sub-Accounts in which you are invested. Except for the Accidental Death Benefit Rider, these riders cannot be terminated during the Accumulation Phase of your Contract, and the charges will continue to be assessed during that term. (However, if a surviving spouse elects to continue the Contract following the death of the original Owner, the surviving spouse may elect not to continue any riders, and no rider charges would therefore be assessed.) The charges for each of the riders are as follows:

Guaranteed Minimum Income Benefit: 0.20% annually, 0.0166% monthly

Enhanced Guaranteed Minimum Income Benefit: 0.35% annually, 0.0291% monthly

Earnings Enhancement Death Benefit: 0.25% annually, 0.0208% monthly

Enhanced Guaranteed Minimum Death Benefit: 0.20% annually, 0.0166% monthly

Accidental Death Benefit: 0.05% annually, 0.0041% monthly.

FUND ANNUAL EXPENSES

     Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

     The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 4.50%). Under certain circumstances, we may pay a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. New Broker-dealers or those who meet certain productivity and profitability standards may be eligible for additional compensation.

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6. HOW WILL MY CONTRACT BE TAXED?
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THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION.

INTRODUCTION

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. Under Section 72(u) of the Internal Revenue Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

     WITHDRAWALS AND SURRENDERS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non- Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

     SPECIAL NOTE ON WITHDRAWALS. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

        - It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

        - We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

     PENALTY TAX ON CERTAIN WITHDRAWALS. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

        -     made on or after the taxpayer reaches age 59 1/2;

        -     made on or after the death of an Owner;

        -     attributable to the taxpayer's becoming disabled; or

        - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

        -     from purchase payments made prior to August 14, 1982.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     INCOME PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income.

     The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

     Certain optional death benefits (see "Optional Rider Death Benefits") may be purchased under your Contract. The Internal Revenue Service ("IRS") could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

     FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION  OF QUALIFIED CONTRACTS

     Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisors for more specific information.

     TYPES OF QUALIFIED CONTRACTS. A Qualified Contract can be used in connection with the following types of retirement plans:

        - Individual Retirement Annuity (IRA) -- permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP") which also accepts employer contributions.

        - SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions with an employer contribution or match.

        - Roth IRA -- allows eligible individuals to make after-tax contributions of with no tax on qualifying distributions.

     CONTRIBUTIONS AND DISTRIBUTIONS. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs. Penalty taxes may apply to distributions made before age 59 1/2 and to certain early distributions from Roth IRAs. See "Qualified Contracts" in the Statement of Additional Information for more information on contributions and distributions.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     TERMS OF THE PLAN. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

     DEATH BENEFITS. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

     Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers optional rider death benefits which may exceed the greater of purchase payments or Account Value. The IRS is currently examining whether these death benefits are appropriate for use with an IRA (including Roth and SIMPLE IRAs). IF THESE DEATH BENEFITS ARE DETERMINED BY THE IRS AS PROVIDING LIFE INSURANCE, THE CONTRACT MAY NOT QUALIFY AS AN IRA (INCLUDING ROTH AND SIMPLE IRAs) WHICH MAY RESULT IN THE IMMEDIATE TAXATION OF AMOUNTS HELD IN THE CONTRACT AND THE IMPOSITION OF PENALTY TAXES. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

     A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

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7. HOW DO I ACCESS MY MONEY?
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     You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

     You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $100, we will treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

     When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

     A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable surrender charge and Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

     Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

     SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub- Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

        - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

        - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge." Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment.
              See "Market Value Adjustment."

     You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

     IRA PARTIAL WITHDRAWAL PROGRAM. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. (Any amount in excess of the free withdrawal amount may be subject to a surrender charge. See "Surrender Charge.") An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

     The IRS has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules are to be effective January 1, 2002. However, these new rules may be used in determining required minimum distributions for 2001 by owners of IRAs. You should consult with your qualified plan sponsor and tax adviser to determine if these new rules are available for your benefit.

     You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

     You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

     We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

        - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

        - the SEC, by order, permits postponement of payment to protect our Owners.

     We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law.

     If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

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8. HOW IS CONTRACT PERFORMANCE PRESENTED?
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     We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

     The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven- day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN

     The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, including any surrender charge that would apply if you surrendered your Contract at the end of each period indicated, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We show standard performance that reflects no charges for the optional benefits (the least expensive way to buy the Contract) and we also show standard performance that reflects the charges for the optional benefits (the most expensive way to buy the Contract).

     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

     In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.

PERFORMANCE/COMPARISONS

     We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We will accompany non-standard performance with standard performance.

     In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.

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9. DOES THE CONTRACT HAVE A DEATH BENEFIT?
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     Your Contract provides a death benefit for your Beneficiary if you die before the Income Date. In addition, you may purchase up to three optional death benefit riders.

CONTRACT DEATH BENEFIT

     If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greater of:

        - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business Day); or

        - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) reduced Account Value.

     If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

OWNER'S DEATH BEFORE THE INCOME DATE

     If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request and have paid the death benefit. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue ("Contract Continuation Option"), in which case we will continue the Contract subject to the following conditions:

        (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

        (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

     However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

     Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the death benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

     Unless transferred to the Fixed Account, the death benefit in the Variable Account remains in the Variable Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Variable Account will continue to be subject to investment risk. This risk is borne by the Beneficiary. If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

     If no Owner of the Contract is an individual, we will treat the death of any Annuitant as the death of an Owner and the distribution of the death benefit as described above will be administered as if the Beneficiary was the new Owner.

     In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.

OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

     If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

     If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

OPTIONAL RIDER DEATH BENEFITS

     You may also purchase up to three additional, optional death benefit riders: the Accidental Death Benefit Rider, the Enhanced Guaranteed Minimum Death Benefit Rider, and the Earnings Enhancement Death Benefit Rider. As to each of the Riders, they may be purchased only at the time of Contract application. We will pay the benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of death of the Owner, or of the Annuitant if the Owner is not a natural person. One or more of the riders may not be available in all states. Please take advantage of the guidance of a qualified financial adviser in evaluating each of the optional rider death benefits, as well as all other aspects of the Contract. See the riders for the specific terms and conditions of each benefit.

OPTIONAL ACCIDENTAL DEATH BENEFIT RIDER (ADB)

     The ADB provides that, under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:

        -      the purchase payments made; MINUS

        - any withdrawals (including any associated surrender charge and Market Value Adjustment incurred), each determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day).

The maximum benefit is $100,000.

     To qualify for this benefit, the Owner's death must occur:

        (1) before the first Contract Anniversary after the Owner attains age 80; and

        (2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.

     Further, all the terms and conditions described in the Contract and accidental death benefit rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible.

     THE OPTIONAL ACCIDENTAL DEATH BENEFIT RIDER IS NOT AVAILABLE FOR IRA, ROTH IRA and SIMPLE IRA CONTRACTS.

OPTIONAL ENHANCED GUARANTEED MINIMUM DEATH BENEFIT RIDER (Enhanced GMDB)

     You may enhance the Contract's basic death benefit by purchasing the optional Enhanced Guaranteed Minimum Death Benefit rider. You must be age 79 or younger at the time the Contract is issued. The Enhanced GMDB may provide a higher death benefit than the basic death benefit described above. The Enhanced GMDB provides that the death benefit calculation will include the Highest Anniversary Value in the calculation of the Contract Death Benefit.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death excluding, however, Contract Anniversaries that come after the Owner attains age 85. An anniversary value for a Contract Anniversary equals:

        (1)   the Account Value on that Contract Anniversary;

        (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

        (3) reduced proportionately by any withdrawals (including any Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of
              (1) and (2) by that percentage.)

     If the Contract is continued under the Contract Continuation Option, the calculation of the Highest Anniversary Value will exclude all anniversary values for Contract anniversaries prior to the date the surviving spouse becomes the new Owner.

Important Considerations Regarding the GMDB Option

        - The GMDB rider does not guarantee that any amounts under the rider will become payable upon death. Market increases resulting in your Account Value at death being greater than the GMDB will result in no GMDB being payable.

        - Once purchased, the GMDB is irrevocable. This means that even if the investment performance of the Funds are such as would result in a basic death benefit that is sufficient for your needs, the GMDB charges will still be assessed.

OPTIONAL EARNINGS ENHANCEMENT DEATH BENEFIT RIDER (EEDB)

     You may enhance the Contract's death benefit by purchasing the optional Earnings Enhancement Death Benefit rider (sometimes referred to in marketing materials as "Protection Plus"). The Earnings Enhancement Death Benefit rider may provide an additional death benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:

        a)    is your Account Value on the date of calculation;

        b)    is the Net Purchase Amount; and

        c) is the Benefit Rate (the Benefit Rate is 40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 80).

     On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make, and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

     The Earnings Enhancement Death Benefit will not exceed the Maximum Benefit Amount. That amount is your benefit rate (40% or 25%, as the case may be) times 250% for issue ages 0-69 or 100% for issue ages 70-80, times the difference between the Net Purchase Amount and any purchase payments made in the 12 months before the Covered Person's death. You must be age 80 or younger at the time the Contract is issued.

     PLEASE NOTE THAT IF YOUR ACCOUNT VALUE HAS DECLINED SUCH THAT IT IS LESS THAN THE NET PURCHASE AMOUNT, NO EARNINGS ENHANCEMENT DEATH BENEFIT WILL BE PAYABLE.

     We show examples of the Earnings Enhancement Death Benefit in Appendix E.


     Important Considerations Regarding the Earnings Enhancement Death Benefit Option

        - The Earnings Enhancement Death Benefit rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being less than the Net Purchase Amount will result in no Earnings Enhancement Death Benefit being payable.

        - Once purchased, the Earnings Enhancement Death Benefit is irrevocable. This means that even if the investment performance of the Funds are such as would result in a basic death benefit that is sufficient for your needs, the Earnings Enhancement Death Benefit charges will still be assessed.

Other Considerations Concerning Optional Death Benefit Riders

     o If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit.

     o If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

     Rider Continuation Option. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue any or all of these optional death benefit riders. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age.

     Accidental Death Benefit. The Accidental Death Benefit rider's initial benefit will be set equal to the beginning Account Value on the Business Day on which the new Owner elects to continue this rider. If the benefit payable is due to the accidental death of the original Owner, no further benefit is payable for accidental death within 180 days of the original Owner's death or accidental death arising from the same accident which resulted from the original Owner's death.

     Enhanced Guaranteed Minimum Death Benefit. For purposes of determining the Highest Anniversary Value, it is initially set equal to the Account Value on the Valuation Date that the new Owner elects to continue the rider. The calculation of Highest Anniversary Date will exclude all anniversary values for Contract Anniversaries before the date the surviving spouse becomes the new Owner.

     Earnings Enhancement Death Benefit. For purposes of determining the Net Purchase Amount, it is initially set equal to the Account Value on the Business Day the new Owner elects to continue the rider.

PROOF OF DEATH

     We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit or allow any person other than the Owner to exercise any rights under the Contract. We will accept one of the following items:

            1.   An original certified copy of an official death certificate;
                 or

            2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

            3.   Any other proof satisfactory to us.

==============================================================================
10. WHAT OTHER INFORMATION SHOULD I KNOW?
==============================================================================

PARTIES TO THE CONTRACT

THE OWNER - You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

THE ANNUITANT - Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

If the Contract is owned by a Charitable Remainder Trust, we will allow you to designate Joint Annuitants. The Joint Annuitants must be married to each other and upon the death of a Joint Annuitant the surviving Joint Annuitant will be treated as the Primary Beneficiary.

THE BENEFICIARY - Upon the death of an Owner, we pay the death benefit to the person named as primary Beneficiary in the application. If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate. Until such time as the death benefit is paid, we consider the Beneficiary or estate, as the case may be, to be the Owner. If there are joint Owners, the surviving Owner is treated as the primary Beneficiary, and any other Beneficiary is treated as a contingent Beneficiary, unless otherwise indicated.

One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

CHANGE OF OWNER, BENEFICIARY OR ANNUITANT - During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

SEPARATE ACCOUNTS

     THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

     We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at Net Asset Value without any sales charge (excluding any applicable 12b-1 fees). We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

     VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

     THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

     When permitted by applicable law, we may modify the Contracts as follows:

         -        deregister the Variable Account under the 1940 Act;

         - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

         - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

         - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

         -        combine the Variable Account with other separate accounts;
                  and

         -        combine a Variable Sub-Account with another Variable
                  Sub-Account.

     We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub- account.

     If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub- Accounts.

DISTRIBUTION OF THE CONTRACTS

     Sage Distributors, Inc., 300 Atlantic Street, Stamford, CT 06901 ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. We offer the Contracts on a continuous basis, and do not anticipate discontinuing their sale. The Contracts may not be available in all states.

EXPERTS

     The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, and the financial statements of The Sage Variable Annuity Account A at December 31, 2000 and for the year then ended and for the period from February 19, 1999 (commencement of operations) through December 31, 1999, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL PROCEEDINGS

     Sage Life and its subsidiary, as of the date of this Prospectus, are not involved in any lawsuits.

REPORTS TO CONTRACT OWNERS

     We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

     One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS

     Audited financial statements are presented in the Statement of Additional Information for the Variable Account as of December 31, 2000. In addition, unaudited financial statements are presented in the Statement of Additional Information for the Variable Account as of June 30, 2001.

     We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000. We have also included unaudited financial statements for Sage Life Assurance of America, Inc. as of June 30, 2001. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

==============================================================================
11. HOW CAN I MAKE INQUIRIES?
==============================================================================

     You may make inquiries about your Contract by contacting one of our authorized registered representatives or by writing or calling us at our Customer Service Center.

==============================================================================
12. ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
==============================================================================

HISTORY AND BUSINESS

General

     Sage Life Assurance of America, Inc. is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions, in which it is licensed, and is authorized to write variable life insurance in all but three states. Although the Company is not licensed in New York, its wholly-owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") has made application to the New York Insurance Department for an insurance license.

     We are a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Life Reassurance Corporation of America ("Life Re"), an affiliate of Swiss Re Life and Health America, Inc. ("Swiss Re"), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Life Re invested $12.5 million in non-voting non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Life Re exchanged a portion of the preferred stock it acquired for the common stock. Life Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups.

     SIGI is a wholly-owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977 through its financial interests in Independent Financial Marketing Group Inc., a financial planning and bank insurance marketing company. Sage Group sold its interest in Independent Financial
Marketing Group in March 1996. In addition to its U.S. and South African activities, Sage Group also provides insurance products to non-U.S. citizens through its indirect subsidiary, Sage Life (Bermuda), Ltd.

     Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

Segment Information

     We operate in one business segment, the variable insurance product market. Products we currently offer include combination fixed and variable deferred annuities and combination fixed and variable life insurance products. We may introduce additional variable products in the future including combination fixed and variable immediate annuities.

Products and Distribution

     Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we may conduct.

     Our initial marketing focus has been to distribute our products through banks and financial planning companies. More recently, we expanded our distribution channels to include regional broker-dealers. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses.

Rating Agencies

     The Company's financial ratings are important in its ability to accumulate and retain assets. The Company is rated "A" (Excellent) by A.M. Best and "AA-" (Very Strong) by Fitch-Duff & Phelps. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its policyholders. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products. If any of the Company's ratings were downgraded from their current levels, sales of the Company's products and the Company's relationships with distributors could be adversely affected.

Competition

     We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,500 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than us. We are unique in that we are one of the few life insurers confining activities to the marketing of separate account variable insurance products.

Employees

     As of June 30, 2001, we had 59 full-time salaried employees. Many of these employees also perform duties for affiliated companies.

SELECTED FINANCIAL DATA

     The following table summarizes information with respect to our operations. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations. Because we commenced operations in 1997, no financial data is available prior to that date. All amounts presented in the following table were derived from our financial statement for the periods indicated and certain amounts have been reclassified to conform with the June 30, 2001 presentation (amounts in thousands).





                                             Six months ended
                                                 June 30                                 Year ended December 31
                                        --------------------------- ----------------------------------------------------------------
                                        -------------- ------------ ----------------- ---------------- --------------- -------------
                                            2001          2000            2000           1999            1998            1997
                                        -------------- ------------ ----------------- ---------------- --------------- -------------
                                        --------------------------- ----------------- ---------------- --------------- -------------
                                              (Unaudited)
Statement of Operations Data:
Revenues:
Net investment income                        $ 598        $ 588            $1,383        $ 1,290         $ 1,244         $  989
Realized capital gains                           7            -                 -              -               -              -
Administrative service fees                     21           25                50             38               -              -
Contract charges and fees                       20            1                 5              1               -              -
                                        -------------- ------------ ----------------- ---------------- --------------- -------------
     Total revenues                            646          614             1,438          1,329           1,244            989
                                        -------------- ------------ ----------------- ---------------- --------------- -------------
Benefits and Expenses:
Net interest credited on fixed option           18            -                15              -               -              -
Development expenses                           222          998             2,421          3,828               -              -
Amortization expense                           102          117               234            234             549            326
General and administrative expenses          3,591        1,772             3,520          1,694           1,264          1,015
                                        -------------- ------------ ----------------- ---------------- --------------- -------------
     Total benefits and expenses             3,933        2,887             6,190          5,756           1,813          1,341
                                        -------------- ------------ ----------------- ---------------- --------------- -------------

Loss before cumulative effect
    adjustment  for change in
    accounting  for development costs       (3,287)      (2,273)           (4,752)        (4,427)           (569)          (352)

Cumulative   effect   adjustment   for
    change    in    accounting     for           -            -                 -         (4,269)               -              -
    development costs
                                        -------------- ------------ ----------------- ---------------- --------------- -------------
  Net loss                                $(3,287)     $(2,273)          $(4,752)       $(8,696)         $ (569)        $ (352)
                                        ============== ============ ================= ================ =============== =============

Written Premiums (1)
  Gross                                    $20,180      $ 2,196           $21,109          $  80          $    -         $    -
                                        ============== ============ ================= ================ =============== =============

  Net                                      $ 5,998      $ 2,196           $ 7,004          $  76          $    -         $    -
                                        ============== ============ ================= ================ =============== =============

Balance Sheet Data:
Total Assets                               $73,948     $ 33,788           $54,726       $ 31,737        $ 36,542       $ 36,689
                                        ============== ============ ================= ================ =============== =============


Total Liabilities                          $42,389      $ 2,757           $22,209         $  234           $  70        $ 3,486
                                        ============== ============ ================= ================ =============== =============


Stockholder's Equity                       $31,559     $ 31,031           $32,517       $ 31,503        $ 36,472       $ 33,203
                                        ============== ============ ================= ================ =============== =============


(1) Under accounting principles generally accepted in the United States, premiums are not reported as revenue.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and Selected Financial Data.

Results of Operations

     Contract owners pay us contract charges and fees, while the Fund managers pay us administrative fees. There administrative fees, and most of the charges received from Contract owners, are based on underlying Variable and Fixed
Account value. Therefore, these fees and charges vary with the amount of purchase payments we have received and investment performance of the Funds. Annual Contract charges we receive from Contract owners are flat fees assessed on each Contract's anniversary date.

     Accordingly, they vary according to the number of Contracts in force during the course of a year. Before June 30, 2000, we sold a limited number of Contracts as we focused most of our efforts on obtaining ratings from rating agencies and developing the staff, systems and other elements necessary for us to begin our underwriting and mar keting activities. Although sales (as determined by purchase payments received continue to show significant growth, they are still well below levels needed to generate significant charges based on Variable and Fixed Account assets. Accordingly, net investment income received on our general account's invested assets continues to represent most of our revenues. We expect net investment income will continue to represent the majority of our revenues for the next several years as our sales and related Variable And Fixed Account assets grow.

     The trend of declining "Development expenses" and increasing "general and administrative expenses" (as shown in the Selected Financial Data table) reflects our progress in implementing our business strategy and putting in place the necessary staff, systems and other elements needed to support our planned growth. The increase in general and administrative expenses is primarily due to an increase in the number of our employees (including several senior positions), which was 59 at June 30, 2001 compared to 43,27,14,9 at December 31, 2000, 1999, 1998 and 1997, respectively.

     We do not currently reflect the benefits of deferred federal income taxes in our results.


Liquidity and Capital Resources

     Since the beginning of 1997, our primary cash needs have been for the development of our insurance products and related infrastructure, and to fund our daily operations. Our cash needs have been met through interest income on the invested assets of the general account as well as through capital contributions from SIGI.

     We expect our cash needs will continue to increase as we expand our underwriting and marketing activities. We anticipate that we will be unable to meet all of our liquidity requirements without capital contributions from SIGI. Although not required to do so, we believe that SIGI will continue to provide capital for our operations to the extent needed. Our future marketing efforts could be adversely affected in the event that SIGI and/or its affiliates are unwilling to commit additional funding.

Reinsurance

     In 2000, we entered into a modified coinsurance agreement (the "Modco Agreement") with Life Re. Under the Modco Agreement we cede a significant portion of our variable business to Life Re. This arrangement provides us with additional capacity for growth of the variable insurance business.

     In addition, we have entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the Contracts, as well as other contract guarantees. We use only highly rated reinsurance companies to reinsure these risks.

     Reinsurance does not relieve us from our obligations to contract owners. We remain primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

     The insurance laws and regulations under which we operate obligate us to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on outstanding contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our contract obligations at their maturities or in the event of the covered person's death.

Investments

     Our investments are comprised entirely of investment grade securities and money market funds. It is the stated policy of the Company to refrain from investing in securities having speculative characteristics.

Dividend Restrictions

     We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards policyholders as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At June 30, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

State Regulation

     We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). The Company annually files a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance
Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

     In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

     Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

     Effective January 1, 2001, the NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements.

     However, the effect of these changes did not result in a significant reduction in our statutory-basis capital and surplus upon adoption on January 1, 2001.

     On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC model law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2000, our total adjusted capital exceeded RBC requirements.

     Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

     Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

     Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include: 1) regulation of insurance; 2) company solvency; 3) employee benefit regulation; 4) tax law changes affecting the taxation of insurance companies; 5) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and 6) privacy protection initiatives.

OFFICERS AND DIRECTORS

The following are the Directors and Executive Officers of the Company:

                               Position with Sage, Year
         Name,        Age             of Election               Other Principal Positions for Past Five Years
----------------------------   --------------------------       -----------------------------------------------------
Ronald S. Scowby (1), 62        Director, January 1997          Chairman and Trustee, Sage Life Investment Trust,
                                to present; Chairman,           July 1998 to present; President, Chief Executive
                                February 1998 to present        Officer, Sage Life Assurance of America, Inc.
                                                                January 1997 to February 1998; Director, President,
                                                                Chief Executive Officer, Sage Management Services
                                                                (USA), Inc., June 1996 to December 1999.

Robin I. Marsden (2), 35        Director, January 1997          President and Trustee,  Sage Life  Investment  Trust,
                                to present; President           July  1998 to  present;  Director,  Sage Distributors,
                                and Chief  Executive            Inc.,  January 1998  to  present;   Director,   January
                                Officer, February 1998          1997 to present,  President and Chief Executive
                                to  present                     Officer,  February  1998 to present, Sage Insurance
                                                                Group,  Inc.;  Chief  Investment  Officer  and Chief
                                                                Financial   Officer,   Sage  Life  Holdings,   Ltd.,
                                                                 November 1994 to January 1998

H. Louis Shill (3), 70          Director,   January  1997       Chairman,  Sage  Life  Assurance  of  America,  Inc.
                                to present                      January  1997  to  February  1998;  Chairman,   Sage
                                                                Insurance  Group,  Inc.,  January  1997 to  present;
                                                                Founder,  Chairman,  Sage  Group  Limited,  1965  to
                                                                present

Paul C. Meyer (4), 48           Director,   January  1997       Partner,  Clifford  Chance  Rogers & Wells,  1986 to
                                to present                      present


Richard D. Starr (5), 57        Director,   January  1997       Chairman  and  Chief  Executive  Officer,  Financial
                                to present                      Institutions  Group,  Inc., October 1978 to present;
                                                                Chairman and Director,  ABN Amro Financial Services,
                                                                Inc.

Dr. Meyer Feldberg (6), 59      Director,   January  2000       Dean/Professor,  Columbia University Graduate School
                                to present                      of  Business,  July 1989 to  present;  Chairman  and
                                                                Director,  Sage Life Assurance  Company of New York;
                                                                Director  of  Revlon,   Inc.,  Federated  Department
                                                                Stores, Primedia, and Paine-Webber Mutual Funds

John A. Benning (7), 67         Director,  April  2000 to       Senior Vice President and General  Counsel,  Liberty
                                present                         Financial  Companies,  1986 to 2000; Director of ICI
                                                                Mutual Insurance Company, T.T.  International U.S.A.
                                                                Feeder Trust, Liberty Newport World Portfolio


Mitchell R. Katcher (2), 48     Director,  December  1997       Vice  President,  Sage Life Investment  Trust,  July
                                to present; Senior              1998 to present; Director, Sage Distributors,  Inc.,
                                Executive Vice                  January  1998 to  present;  Treasurer,  July 1997 to
                                President,  Chief Actuary       present,  Senior Executive Vice President,  December
                                May   1997  to   present;       1997  to  present,   Sage  Insurance  Group,   Inc.;
                                Chief Financial  Officer,       Executive  Vice  President,   Golden  American  Life
                                May 1997 to October 2000        Insurance Company, January 1992 to February 1997
Lincoln B. Yersin (2),  38      Executive Vice President        President, Sage  Distributors,  September 2000 to
                                Marketing, National             present;  Executive Vice President,  Sage Insurance
                                Sales  Manager,  May  1999      Group,  Inc. January  2001 to  present;  President,
                                 to  present                    AmSouth Investment Services, Inc., June 1993 to May
                                                                1999;     Senior     Vice     President,     AmSouth
                                                                Bancorporation, June 1993 to May 1999

Jeffrey C. Gordon (2), 39       Senior Vice President           Senior Vice President and Chief  Financial  Officer,
                                and Chief Financial             Sage Insurance Group Inc.,  October 2000 to present;
                                Officer, October 2000 to        Controller,  Frontier Insurance Group, Inc., January
                                present                         1999 to  September  2000;  Senior  Manager,  Ernst &
                                                                Young LLP, January 1988 to December 1998

Nancy F. Brunetti (2), 39       Executive Vice president        Consultant, NFB Consulting, January 2000 to January
                                and Chief Administrative        2001; Executive Vice President, American Skandia Life
                                Officer, January 2001 to        Assurance Corporation, March 1992 to December 1999.
                                present


All entities with "Sage" in their name are affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.


-----------------

(1) Mr. Scowby's principal business address is 200 Broad Street, Suite 2337, Stamford, CT 06901

(2) The principal business address of these persons is 300 Atlantic Street, Stamford, CT 06901.

(3) Mr. Shill's principal business address is Sage Centre, 10 Fraser Street, Johannesburg, South Africa 2000.

(4)  Mr. Meyer's  principal  business  address is 200 Park Avenue,  New York, NY
     10166.

(5) Mr. Starr's principal business address is 22507 SE 47th Place, Issaquah, WA 98029.

(6) Dr. Feldberg's principal business address is Columbia University Graduate School of Business, Uris Hall, Room 101, 3022 Broadway, New York, NY 10027.

(7) Mr. Benning's principal business address is 23rd Floor, 600 Atlantic Street, Boston, MA 02210


COMPENSATION

Annual Compensation
------------------

The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:


                                                                                 Other Annual           All Other
Name and Principal Position                 Year       Salary     Bonus         Compensation(1)      Compensation(2)
--------------------------------------- ----------- ------------ ------------ ------------------- --------------------

Robin I. Marsden                              2000     $354,750     $100,000             $17,850            $ 119,399
 (Chief Executive Officer)                    1999      322,500      150,000              16,800               38,018
                                              1998      275,000        -                  16,800                 -


Ronald S. Scowby (3)                          2000   $      -       $ 75,000           $    -                $ 56,538
(Chairman and former President                1999      354,167      200,000              16,800               42,484
  and CEO)                                    1998      333,333      170,000              16,800                 -


Mitchell R. Katcher                           2000     $293,750     $137,500            $ 17,850              $17,824
 (Senior Executive Vice                       1999      268,750      150,000              16,800               30,456
   President and Chief Actuary)               1998      250,000      265,000              16,800                -

Lincoln Yersin                                2000     $186,250     $150,000            $ 13,300              $47,191
(Executive Vice President Marketing           1999      116,667      100,000                 -                124,692
   and National Sales Manager)



(1) Represents amounts credited to executives under a SIGI sponsored defined contribution plan.

(2) All Other Compensation consists of the following for the executive officers: Mr. Marsden: 2000, $19,399 - contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus; 1999, $17,062 - contribution to non-qualified retirement plan, $20,956 - contribution to annuity contract issued by the Company.

Mr. Scowby: 2000, $56,538 - cash-out of earned leave accrued during status as executive; 1999, $20,387 - contribution to non-qualified retirement plan, $22,097 - contribution to annuity contract issued by the Company. Mr. Katcher:
2000, $12,994 - contribution to non-qualified retirement plan, $4,830 - contribution to non-qualified plan in lieu of employee benefit; 1999, $11,419 - contribution to non-qualified retirement plan, $19,037 - contribution to annuity contract issued by the Company.

Mr. Yersin: 2000, $47,191 - moving expenses; 1999, $65,116 - recruitment bonus, $59,576 - moving expenses.

(3) Mr. Scowby retired as an executive officer effective December 31, 1999. Bonus compensation shown for 2000 is in connection with his former executive status, and was paid in 2000.

Employment Contracts.
--------------------

Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts. The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii) that unvested contributions Mr. Katcher and the Company unvested allocations or options under the long-term capital incentive plan would be accelerated and deemed to immediately vest. In addition, pursuant to a "change of control" provision, Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

Mr. Yersin and the Company are parties to an employment agreement with an effective date of May 3, 1999. The agreement provides for Mr. Yersin's title and duties with the Company, and sets forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provides for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI. In addition, pursuant to a "change of control" provision, Mr. Yersin may elect to terminate his employment and receive twelve months of basic salary, benefits and guaranteed minimum bonus or the equivalent of the prior year's override, and ordinary vesting under any benefit or incentive plan.

Directors' Compensation. Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr and Benning are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, and Feldberg do not receive retirement benefits. Mr. Scowby is paid $12,833 per month for services as director and chairman of Sage Life Assurance of America, Inc., and Sage Life Investment Trust. In addition, he is paid a stipend to cover the cost of certain insurance coverages formerly provided to him as an executive; the amount of the stipend in 2000 was $26,938. He is also provided with certain retirement benefits and is eligible to participate in a long-term incentive plan to be established by SIGI.

                      Sage Life Assurance of America, Inc.

                              Financial Statements

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                           CONSOLIDATED BALANCE SHEETS


                                                                 JUNE 30,
                                                                   2001           DECEMBER 31,
                                                                UNAUDITED            2000
                                                               ------------      ------------
ASSETS
Investments:
  Fixed maturity securities available for sale                 $ 14,347,119      $ 14,660,769
  Short-term investments                                          8,970,707         8,963,495
                                                               ------------      ------------
Total investments                                                23,317,826        23,624,264

Cash and cash equivalents                                           947,242         1,060,672
Accrued investment income                                           235,834           243,111
Receivable from affiliates                                        1,245,980         1,700,014
Deferred federal income taxes                                        50,028           146,530
Reinsurance recoverables                                            849,630           290,302
Deferred acquisition costs                                          756,462           343,901
Goodwill                                                          5,891,817         5,993,678
Other assets                                                         24,080            12,580
Separate account assets                                          40,629,068        21,311,175
                                                               ------------      ------------
Total assets                                                   $ 73,947,967      $ 54,726,227
                                                               ============      ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Deferred gain from modified coinsurance agreement            $    650,816      $    318,028
  Unearned revenue                                                    5,640               901
  Accrued expenses and other liabilities                          1,147,891           579,026
  Separate account liabilities                                   40,584,905        21,311,175
                                                               ------------      ------------
Total liabilities                                                42,389,252        22,209,130

Stockholder's equity:
  Common stock, $2,500 par value, 1,000 shares authorized,
       issued and outstanding                                     2,500,000         2,500,000
  Additional paid-in capital                                     46,812,134        44,671,161
  Deficit                                                       (17,656,303)      (14,369,623)
  Accumulated other comprehensive loss                              (97,116)         (284,441)
                                                               ------------      ------------
Total stockholder's equity                                       31,558,715        32,517,097
                                                               ------------      ------------
Total liabilities and stockholder's equity                     $ 73,947,967      $ 54,726,227
                                                               ============      ============


See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                 THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                 ------------------                 ----------------
                                         JUNE 30, 2001    JUNE 30, 2000     JUNE 30, 2001   JUNE 30, 2000
                                         -------------    -------------     -------------   -------------
REVENUES:
Net investment income                     $   286,269      $   259,420      $   598,144      $   588,179
Realized capital gains                          7,142               --            7,142               --
Administrative service fees                     8,944           10,000           21,294           25,000
Contract charges and fees                      12,586              732           19,716            1,346
                                          -----------      -----------      -----------      -----------
     Total revenues                           314,941          270,152          646,296          614,525
BENEFITS AND EXPENSES:
Net interest credited on fixed option           4,246               --           18,298               --
Development expenses                           67,404          398,097          222,245          998,423
Amortization expense                           44,099           58,617          101,861          117,234
General and administrative expenses         2,112,840          572,750        3,590,572        1,771,638
                                          -----------      -----------      -----------      -----------
     Total benefits and expenses            2,228,589        1,029,464        3,932,976        2,887,295
                                          -----------      -----------      -----------      -----------
 Net loss                                 $(1,913,648)     $  (759,312)     $(3,286,680)     $(2,272,770)
                                          ===========      ===========      ===========      ===========


See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                                SIX MONTHS ENDED   SIX MONTHS ENDED
                                                                                ----------------   ----------------
                                                                                  JUNE 30, 2001     JUNE 30, 2000
                                                                                  -------------     -------------
OPERATING ACTIVITIES
  Net loss                                                                         $(3,286,680)     $(2,272,770)
  Adjustments to reconcile net loss to net cash used in operating activities:
     Amortization expense                                                              101,861          117,234
     Amortization of bond discount/premium                                              53,747           51,993
     Realized capital gains                                                             (7,143)              --
     Changes in:
        Accrued investment income                                                        7,277           19,495
        Receivable from affiliates                                                     454,034          197,781
        Unearned revenue                                                                 4,739               --
        Reinsurance recoverables                                                      (559,328)              --
        Deferred acquisition costs                                                    (412,561)              --
        Deferred gain from modified coinsurance agreement                              332,788               --
        Accrued expenses and other liabilities                                         568,865          614,630
        Other assets                                                                   (11,500)          27,476
                                                                                   -----------      -----------
Net cash used in operating activities                                               (2,753,901)      (1,244,161)

INVESTING ACTIVITIES
  Proceeds from maturities of fixed maturity securities                                506,710               --
  Net purchases of short-term investments                                               (7,212)      (1,904,544)
                                                                                   -----------      -----------
Net cash provided by (used in) investing activities                                    499,498       (1,904,544)

FINANCING ACTIVITIES
   Development expenses paid by parent                                                 222,245          998,423
   Capital contribution from parent                                                  1,918,728          750,000
                                                                                   -----------      -----------
Net cash provided by financing activities                                            2,140,973        1,748,423
                                                                                   -----------      -----------
Decrease in cash and cash equivalents                                                 (113,430)      (1,400,282)

Cash and cash equivalents at beginning of period                                     1,060,672        1,979,985
                                                                                   -----------      -----------
Cash and cash equivalents at end of period                                         $   947,242      $   579,703
                                                                                   ===========      ===========


See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


1.         BASIS OF PRESENTATION

The accompanying consolidated unaudited financial statements of Sage Life Assurance of America, Inc. (the "Company") have been prepared in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X and, accordingly, do not include all of the information and footnote disclosures required by accounting principles generally accepted in the United States for complete financial statements and should be read in conjunction with the consolidated financial statements and the notes thereto included in the Company's Form 10-K for the year ended December 31, 2000. In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and six-month periods ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001.

Certain amounts in the 2000 financial statements have been reclassified to conform to the 2001 presentation.


2.       NEW ACCOUNTING STANDARD

In July 2001, the Financial Accounting Standards Board issued Statement No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"), that changes how companies must account for goodwill and other intangible assets. With the adoption of SFAS No. 142, goodwill is no longer subject to periodic amortization over its estimated useful life, but rather will be subject to at least an annual assessment for impairment by applying a fair-value based test. Acquired intangible assets must be recognized and amortized over their useful lives. Acquired intangible assets with indefinite lives are not subject to periodic amortization under the new rules but would be subject to periodic assessment for impairment. The provisions of SFAS No. 142 are effective January 1, 2002 for goodwill and other intangible assets acquired before July 1, 2001. Management has not yet completed its evaluation of the impact that adoption of SFAS No. 142 may have on the Company's financial position or results of operations.


3.       COMPREHENSIVE LOSS

The components of comprehensive loss, net of deferred federal income taxes, for the three and six months ended June 30, 2001 and 2000 were as follows:

                                                          THREE MONTHS ENDED                SIX MONTHS ENDED
                                                               JUNE 30                           JUNE 30
                                                       2001             2000             2001             2000
                                                     -----------      -----------      -----------      -----------
Net loss                                             $(1,913,648)     $  (759,312)     $(3,286,680)     $(2,272,770)
Change in unrealized investment gains and losses          53,828           21,044          187,326           51,993
                                                     -----------      -----------      -----------      -----------
Comprehensive loss                                   $(1,859,820)     $  (738,268)     $(3,099,354)     $(2,220,777)
                                                     ===========      ===========      ===========      ===========

Accumulated other comprehensive loss at June 30, 2001 and December 31, 2000, consists of unrealized losses of $97,116 and $284,441, respectively, net of related deferred federal income taxes.

4.   MODIFIED COINSURANCE AGREEMENT

During 2000, the Company entered into a modified coinsurance agreement (the "Modco Agreement") with Life Reassurance Corporation of America ("Life Re"), a subsidiary of Swiss Re Life and Health America, Inc. Under the Modco Agreement, the Company cedes a quota share of the premiums related to all of its variable business to Life Re.

For the three and six months ended June 30, 2001, the Company ceded approximately $10,024,000 and $14,182,000, respectively, in premiums to Life Re. Contract charges and fees for the three and six months ended June 30, 2001 are net of approximately $33,000 and $50,000, respectively, ceded to Life Re. Interest credited on fixed option for the three and six months ended June 30, 2001 is net of approximately $16,000 and $45,000, respectively, ceded to Life Re.

                         Report of Independent Auditors


Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. Our audits also included the financial statement schedule listed in the Index at
Item 14(a). These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.





                                          /s/ Ernst & Young LLP

New York, NY
March 19, 2001

                      Sage Life Assurance of America, Inc.

                           Consolidated Balance Sheets



                                                                                DECEMBER 31
                                                                        2000                 1999
                                                                        ----                 ----
ASSETS
Investments:
   Fixed maturity securities available for sale                     $ 14,660,769         $ 16,179,750
   Short-term investments                                              8,963,495            5,972,494
                                                                    ------------         ------------
Total investments                                                     23,624,264           22,152,244

Cash and cash equivalents                                              1,060,672            1,979,985
Accrued investment income                                                243,111              226,234
Receivable from affiliates                                             1,299,114              671,270
Deferred federal income taxes                                            146,530              376,461
Reinsurance recoverables                                                 290,302                 --
Deferred acquisition costs                                               343,901                 --
Goodwill                                                               5,993,678            6,228,146
Capitalized software                                                     400,900                 --
Other assets                                                              12,580                9,231
Separate account assets                                               21,311,175               93,009
                                                                    ------------         ------------
Total assets                                                        $ 54,726,227         $ 31,736,580
                                                                    ============         ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Deferred gain from modified coinsurance                         $    318,028         $          -
   agreement
    Accrued expenses and other liabilities                               579,927              140,426
    Separate account liabilities                                      21,311,175               93,009
                                                                    ------------         ------------
Total liabilities                                                     22,209,130              233,435

Stockholder's equity:
    Common stock, $2,500 par value, 1,000 shares authorized,
        issued and outstanding                                         2,500,000            2,500,000

    Additional paid-in capital                                        44,671,161           39,351,096
    Deficit                                                          (14,369,623)          (9,617,174)
    Accumulated other comprehensive loss                                (284,441)            (730,777)
                                                                    ------------         ------------
Total stockholder's equity                                            32,517,097           31,503,145
                                                                    ------------         ------------

Total liabilities and stockholder's equity                          $ 54,726,227         $ 31,736,580
                                                                    ============         ============

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                      Consolidated Statements of Operations


                                                                  YEAR ENDED DECEMBER 31
                                                      2000                1999                1998
                                                      ----                ----                ----
REVENUES
   Contract charges and fees                      $     4,725         $       861         $        --
   Administrative service fees                         49,940              37,671
   Net investment income                            1,368,550           1,290,196           1,243,522
                                                  -----------         -----------         -----------
         Total revenues                             1,423,215           1,328,728           1,243,522

BENEFITS AND EXPENSES
   Development expenses                             2,421,265           3,827,887                --
   Amortization expense                               234,468             234,468             548,818
   General and administrative expenses              3,519,931           1,693,299           1,263,678
                                                  -----------         -----------         -----------
        Total benefits and expenses                 6,175,664           5,755,654           1,812,496

Loss before cumulative effect adjustment           (4,752,449)         (4,426,926)           (568,974)

Cumulative effect adjustment for change in
 accounting for development costs                          --          (4,269,488)                 --
                                                  -----------         -----------         -----------
           Net loss                               $(4,752,449)        $(8,696,414)        $  (568,974)
                                                  ===========         ===========         ===========


See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                 Consolidated Statements of Stockholder's Equity


                                                                                                        OTHER
                                                                                                     ACCUMULATED
                                                                    ADDITIONAL                      COMPREHENSIVE
                                                                     PAID-IN                           (LOSS)
                                                 COMMON STOCK        CAPITAL          DEFICIT          INCOME            TOTAL
                                                 ------------        -------          -------          ------            -----
Balances at January 1, 1998                      $  2,500,000     $ 31,005,508     $   (351,786)    $     48,706     $ 33,202,428
   Net loss                                                --               --         (568,974)              --         (568,974)
   Change in unrealized gain on
     investments, net of federal income taxes              --               --               --          (31,616)         (31,616)
                                                                                                                     ------------
   Comprehensive loss                                                                                                    (600,590)
   Additional capital contributions                        --        3,870,219               --               --        3,870,219
                                                 ------------     ------------     ------------     ------------     ------------
Balances at December 31, 1998                       2,500,000       34,875,727         (920,760)          17,090       36,472,057

   Net loss                                                --               --       (8,696,414)              --       (8,696,414)
   Change in unrealized gain on
    investments, net of federal income taxes               --               --               --         (747,867)        (747,867)
                                                                                                                     ------------
   Comprehensive loss                                                                                                  (9,444,281)
   Purchase price adjustment                               --         (102,518)              --               --         (102,518)
   Additional capital contributions                        --        4,577,887               --               --        4,577,887
                                                 ------------     ------------     ------------     ------------     ------------
Balances at December 31, 1999                       2,500,000       39,351,096       (9,617,174)        (730,777)      31,503,145

    Net loss                                               --               --       (4,752,449)              --       (4,752,449)
    Change in unrealized loss on investments,              --               --               --          446,336          446,336
    net of federal income taxes
                                                                                                                     ------------
   Comprehensive loss                                      --               --               --               --       (4,306,113)
  Additional capital contributions                         --        5,320,065                                          5,320,065
                                                 ------------     ------------     ------------     ------------     ------------
Balances at December 31, 2000                    $  2,500,000     $ 44,671,161     $(14,369,623)    $   (284,441)    $ 32,517,097
                                                 ============     ============     ============     ============     ============


See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                      Consolidated Statements of Cash Flows




                                                                                           YEAR ENDED DECEMBER 31
                                                                              2000                 1999                 1998
                                                                              ----                 ----                 ----
OPERATING ACTIVITIES
   Net loss                                                               $ (4,752,449)        $ (8,696,414)        $   (568,974)
   Adjustments to reconcile net loss to net cash used in operating activities:
       Amortization expense                                                    234,468              234,468              548,818
       Amortization of bond discount/premium                                   114,223              124,842               33,808
       Amortization of capitalized software                                     22,966                   --                   --
       Cumulative effect adjustment for change in accounting for
         development costs                                                          --            4,269,488                   --
       Changes in:
         Accrued investment income                                             (16,877)             (22,809)            (145,386)
         Receivable from affiliates                                           (627,844)            (671,270)            (128,425)
         Reinsurance recoverables                                             (290,302)                  --                   --
         Deferred acquisition costs                                           (343,901)                  --                   --
         Deferred gain from modified coinsurance agreement                     318,028                   --                   --
         Accrued expenses and other liabilities                                439,501               78,756             (118,772)
         Other assets                                                           (3,349)              (4,231)               6,443
                                                                          ------------         ------------         ------------
Net cash used in operating activities                                       (4,905,536)          (4,687,170)            (372,488)

INVESTING ACTIVITIES
   Purchases of fixed maturity securities                                     (453,975)          (4,444,806)         (10,295,438)
   Proceeds from maturities and repayments of fixed maturity
     securities                                                              2,535,000                   --              815,000
   Net (purchases) sales of short-term investments                          (2,991,001)           5,002,909           10,555,486
   Software capitalization                                                    (423,866)                  --                   --
                                                                          ------------         ------------         ------------
Net cash (used in) provided by investing activities                         (1,333,842)             558,103            1,075,048

FINANCING ACTIVITIES
   Development expenses paid by parent                                       2,421,265            3,827,887                   --
   Capital contributions from parent                                         2,898,800              750,000              600,000
                                                                          ------------         ------------         ------------
Net cash provided by financing activities                                    5,320,065            4,577,887              600,000
                                                                          ------------         ------------         ------------

(Decrease) increase in cash and cash equivalents                              (919,313)             448,820            1,302,560

Cash and cash equivalents at beginning of year                               1,979,985            1,531,165              228,605
                                                                          ------------         ------------         ------------
Cash and cash equivalents at end of year                                  $  1,060,672         $  1,979,985         $  1,531,165
                                                                          ============         ============         ============

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is domiciled in Delaware and is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"). SLHA is owned 9.9% by Life Reassurance Corporation of America ("Life Re"), an affiliate of Swiss Re Life and Health America, Inc. ("Swiss Re") and 90.9% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly-owned indirect subsidiary of Sage Group Limited, a South African company ("Sage Group").

The Company is licensed to write business in all states with the exception of New York. In 1998 the Company formed Sage Life Assurance Company of New York ("Sage New York") as a wholly-owned subsidiary. Sage New York is in the process of obtaining its license in the State of New York.

DESCRIPTION OF BUSINESS

The Company develops and markets variable annuity and variable life insurance products. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product, Sage Distributors, Inc., an affiliate of the Company.

Significant sales activity began in the third quarter of 2000. Gross sales for 2000 were approximately $21.1 million, a significant amount of which were produced by one broker-dealer, predominantly from residents of the State of Texas. This broker-dealer has recently been purchased by an unaffiliated company and is no longer covered under a selling agreement with the Company.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Short-term investments are carried at amortized cost, which approximates fair value.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED ACQUISITION COSTS

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These costs are being amortized generally in proportion to expected gross profits from surrender charges, policy and asset based fees and mortality and expense margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised.

REINSURANCE

During 2000, the Company entered into a modified coinsurance agreement (the "Modco Agreement") with Life Re. Under the Modco Agreement, the Company cedes a quota share of the premiums related to all of its variable business to Life Re. The Modco Agreement provides the Company with additional capacity for growth in supporting the cash strain from the Company's variable business.

In addition, the Company has entered into reinsurance arrangements that reinsure certain morality risks associated with the death benefit and accidental death benefit features of the contracts as well as other contract guarantees.

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts. The deferred gain from the Modco Agreement in the accompanying balance sheets represents the unamortized commission received by the Company in excess of the quota share percentage. Such gain is amortized in relation to the estimated gross profits of the related business. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

At December 31, 2000 the separate account liabilities included approximately $17.8 million relating to annuity contracts for which the contract owner is guaranteed a fixed rate of return. Separate account assets of the same amount held in support of these annuity contracts consist of bonds, short-term securities, transfers due from the general account and cash and cash equivalents.

CONTRACT LIABILITIES

The Company has no contract liabilities in its general account at December 31, 2000 and 1999. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying insurance contracts.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees. Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

In addition, the Company recognizes as revenue the difference between the amount of investment income credited on the portion of account values allocated by contract owners to market value adjusted fixed options under variable life and annuity contracts and the income earned on the underlying investments.

CAPITALIZED SOFTWARE

Capitalized software includes certain internal and external costs incurred in connection with the development of the Company's internet site and modifications to enhance the functionality of the administrative systems used to process the Company's business. Such costs are being amortized on a straight-line basis over five years. Accumulated amortization expense at December 31, 2000 was approximately $23,000.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets is recorded as goodwill and is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value. The Company utilizes sales forecasts to project future distributable earnings as a basis for an indication of impairment in the goodwill. These current projections warrant no action to be taken in regards to any goodwill impairment. Accumulated amortization at December 31, 2000 and 1999 was approximately $938,000 and $704,000, respectively.

DEVELOPMENT EXPENSES

Costs incurred in the development of the Company's products, systems and distribution channels are classified as development expenses. These non-recurring expenses are comprised primarily of legal and consulting fees. Prior to January 1, 1999, development costs were being capitalized and amortized on a straight-line basis over fifteen years. Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", the Company is required to charge to expense all development costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. The one time write-off of the unamortized capitalized development expenses was $4,269,488.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENT

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137 "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133." This statement amended SFAS No. 133 to defer its effective date on year to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" - an amendment of SFAS No. 133. This statement makes certain changes in the hedging provisions of SFAS No. 133 and is effective concurrent with SFAS No. 133 (collectively hereafter referred to as the "Statement"). The Statement will require the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset by the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. Whereas, the Company does not have any derivatives, no import upon adoption of this Statement has been recorded.

RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2000 presentation.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following:

                                                     GROSS            GROSS
                                  AMORTIZED        UNREALIZED       UNREALIZED         FAIR
                                    COST             GAINS            LOSSES          VALUE
                                    ----             -----            ------          -----
2000
U.S. Government obligations      $ 7,075,997      $    17,991      $   159,070      $ 6,934,918
Corporate obligations              8,015,742            9,093          298,984        7,725,851
                                 -----------      -----------      -----------      -----------
                                 $15,091,739      $    27,084      $   458,054      $14,660,769
                                 ===========      ===========      ===========      ===========
1999
U.S. Government obligations      $ 9,250,709      $    21,930      $   641,593      $ 8,631,046
Corporate obligations              8,036,278               --          487,574        7,548,704
                                 -----------      -----------      -----------      -----------
                                 $17,286,987      $    21,930      $ 1,129,167      $16,179,750
                                 ===========      ===========      ===========      ===========

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2000 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                      Sage Life Assurance of America, Inc.

2. INVESTMENTS (CONTINUED)

                                              AMORTIZED           FAIR
                                                COST             VALUE
                                                ----             -----
Due in one year or less                     $   499,804      $   499,491
Due after one year through five years         7,084,672        6,968,789
Due after five years through ten years        7,507,263        7,192,489
                                            -----------      -----------
Total                                       $15,091,739      $14,660,769
                                            ===========      ===========

Investment income by major category of investment is summarized as follows:

                                           2000              1999              1998
                                           ----              ----              ----
Fixed maturity securities              $ 1,066,873       $   907,068       $   261,781
Short-term investments                     750,988           438,951           787,873
Cash and cash equivalents                  112,630            22,416           239,700
                                       -----------       -----------       -----------
Total investment income                  1,930,491         1,368,435         1,289,354
Interest credited on fixed option         (474,624)               --                --
Investment expenses                        (87,317)          (78,239)          (45,832)
                                       -----------       -----------       -----------
Net investment income                  $ 1,368,550       $ 1,290,196       $ 1,243,522
                                       ===========       ===========       ===========

At December 31, 2000 securities with an amortized cost and fair value of approximately $6.6 million and $6.4 million, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

3.  MODIFIED COINSURANCE AGREEMENT

Under the Modco Agreement, the Company cedes a quota share of the premiums related to all of its variable business to Life Re.

During 2000 the Company ceded approximately $14.1 million in variable annuity premiums to Life Re. Contract charges and fees for 2000 are net of approximately $8 thousand ceded to Life Re.

4.  FEDERAL INCOME TAXES

The Company files a separate life insurance company Federal income tax return and will continue to do so through the year 2001. Beginning in 2002, the Company will be included in the consolidated Federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for Federal income taxes varies from the amount which would be computed using the Federal statutory income tax rate as follows:

                                                             2000              1999              1998
                                                             ----              ----              ----
Pre-tax loss                                             $(4,752,449)      $(8,696,414)      $  (568,974)
Application of the Federal statutory tax rate - 34%       (1,615,833)       (2,956,781)         (193,451)
Change in valuation allowance                              1,614,188         2,907,523           193,451
Other                                                          1,645            49,258                --
                                                         -----------       -----------       -----------
Total income tax provision                               $        --       $        --       $        --
                                                         ===========       ===========       ===========

                      Sage Life Assurance of America, Inc.

4.  FEDERAL INCOME TAXES (CONTINUED)

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                          2000              1999
                                                          ----              ----
Deferred tax assets:
   Net operating loss carryforwards                    $ 5,132,087       $ 3,501,308
   Unrealized loss on depreciation of investments          146,530           376,461
   Reserves                                                 37,732                --
   Deferred gain from Modco Agreement                      108,130                --
   Other                                                    40,255                --
                                                       -----------       -----------
Total deferred tax assets                                5,464,734         3,877,769
Deferred tax liabilities:
   Goodwill                                               (304,214)         (261,185)
   Deferred policy acquisition costs                      (116,926)               --
   Other                                                   (30,319)          (19,617)
                                                       -----------       -----------
Total deferred tax liabilities                            (451,459)         (280,802)
Valuation allowance for deferred tax assets             (4,866,745)       (3,220,506)
                                                       -----------       -----------
Net deferred tax asset                                 $   146,530       $   376,461
                                                       ===========       ===========

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has a separate company net operating loss carryforward of approximately $15.1 million at December 31, 2000, which expires between 2012 and 2015.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Statutory-basis net (loss) income and capital and surplus of the Company are as follows:

                             2000               1999               1998
                             ----               ----               ----
Net (loss) income        $ (1,948,877)      $   (389,023)      $     27,002
Capital and surplus        26,505,917         25,973,744         25,609,097

The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC model law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2000, the Company's total adjusted capital exceeded RBC requirements.

The Company is subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, the Company must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards policyholders as of the prior year-end and statutory net income less realized capital gains for such prior year. Dividends may be paid by the Company only out of earned surplus. In addition, the Company must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to stockholders within five business days after declaration and at least ten days prior to payment. At December 31, 2000, the Company could not pay a dividend to SLHA without prior approval from state regulatory authorities as the Company currently does not have earned surplus.

                      Sage Life Assurance of America, Inc.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS (CONTINUED)

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported as and adjustment to surplus as of January 1, 2001. Management believes the effect of these changes will not result in a significant reduction in the Company's statutory-basis capital and surplus.

6. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. General and administrative expenses in the accompanying financial statements reflect reductions of approximately $2.1 million, $0.9 million, and $0.2 million in 2000, 1999 and 1998, respectively, for amounts allocated to SIGI under this agreement. At December 31, 2000 and 1999 amounts due from SIGI under this agreement were approximately $989 thousand and $594 thousand, respectively.

The Company receives administrative fees for investments held under management by Sage Advisors, Inc. ("Sage Advisors"), an affiliated company. Sage Advisors is the investment advisor for the Sage Life Investment Trust (the "Trust"). The Trust is comprised of five investment funds that are available to variable contract owners of the Company. Income received from Sage Advisors was approximately $50 thousand and $38 thousand in 2000 and 1999, respectively. The Trust was formed in 1999 so no amount was received in 1998. At December 31, 2000 and 1999, approximately $4 thousand and $38 thousand respectively, was due from Sage Advisors.

7.  COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25 million in order to remain a licensed insurer in that state. Subsequent to that commitment, SLHA entered into a preferred stock agreement with Life Re whereby the Company is also required to maintain statutory-basis capital and surplus of not less than $25 million.

8.  EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $77,500, $69,600 and $78,300 in 2000, 1999 and 1998,
respectively.

                      Sage Life Assurance of America, Inc.

9. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

(in thousands)                                    THREE MONTHS ENDED
                                 MARCH 31      JUNE 30       SEPTEMBER 30     DECEMBER 31
                                 --------      -------       ------------     -----------
2000
Net investment income            $   359       $   259         $   421         $   330
Total revenues                       374           270             431             348
Total benefits and expenses        1,888         1,029           2,221           1,038
Net loss                          (1,514)         (759)         (1,790)           (690)

1999
Net investment income            $   317       $   315         $   319         $   339
Total revenues                       317           330             332             350
Total benefits and expenses        1,083         1,413           1,468           1,791
Net loss                          (5,036)       (1,083)         (1,136)         (1,441)

Third quarter of 2000 amounts in the above summary reflect a reclassification of interest credited on the fixed option from benefits to revenues to conform with the presentation in the accompanying financial statements. The large net loss in the first quarter 1999 is due to the write-off of unamortized capitalized development costs pursuant to the adoption of SOP 98-5.

                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION


     Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the cover page or by calling (877) 835-7243 (Toll Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
           Diversification Requirements
           Owner Control
           Required Distributions from Non-Qualified Contracts
           Partial 1035 Exchanges
           Contracts Owned by Other Than Natural Persons
           Gifting a Contract
           Withdrawals - Investment Adviser Fees
           Taxation of Death Benefit Proceeds

Qualified Contracts
           Qualified Plans
           Taxation of Withdrawals
           Individual Retirement Annuities (IRAs)
           SIMPLE IRAs
           Roth IRAs
           Pension and Profit-Sharing Plans
           Tax Treatment of Withdrawals - Qualified Contracts
           Required Distributions

Calculation of Historical Performance Data
           Money Market Sub-Account Yields
           Other Variable Sub-Account Yields
           Average Annual Total Returns
           Other Total Returns
           Use of Indexes
           Other Information

Income Payment Provisions

           Amount of Fixed Income Payments
           Amount of Variable Income Payments
           Income Units
           Income Unit Value
           Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements



==============================================================================
                               APPENDIX A
==============================================================================

                        MORE INFORMATION ABOUT THE FUNDS

1.   Investment Objectives and Strategies:

     Below are brief descriptions of the investment objective(s) and strategies of each of the Funds available under the Contract. There is no assurance that these objective(s) will be met. Not every Fund may be available in every state or in every market.

     The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Fund.

AIM VARIABLE INSURANCE FUNDS (Series II Shares)

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds (Series II Shares).

     AIM V.I. GOVERNMENT SECURITIES FUND. This Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The Fund seeks to meet its objective by investing in debt securities issued, guaranteed or otherwise backed by the United States Government its agencies and instrumentalities.

     AIM V.I. GROWTH AND INCOME FUND. This Fund's objectives are growth of capital with a secondary objective of current income. The Fund seeks to meet its objectives by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that have potential for above-average growth in earnings and dividends.

     AIM V.I. INTERNATIONAL EQUITY FUND. This Fund's investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. VALUE FUND. This Fund's objectives are to achieve long-term growth of capital with income as a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment adviser's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.

THE ALGER AMERICAN FUND

     Fred Alger Management, Inc. advises The Alger American Fund.

     ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

     ALGER AMERICAN  INCOME & GROWTH  PORTFOLIO.  This Fund  primarily  seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares)

     U.S. Bancorp Piper Jaffray Asset Management, Inc. is the adviser for the First American Insurance Portfolios, Inc. Clay Finlay Inc. is the sub-adviser to the International Portfolio.

     SMALL CAP GROWTH PORTFOLIO. This Fund's investment objective is growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index.

     TECHNOLOGY PORTFOLIO. This Fund's investment objective is long-term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of companies which the adviser believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements.

     INTERNATIONAL PORTFOLIO. This Fund's investment objective is long-term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies that (a) are domiciled in countries other than the United States, or (b) that derive at least 50% of either their revenue or their pre-tax income from activities outside of the United States.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

     INVESCO VIF - BLUE CHIP GROWTH FUND. This Fund seeks to make an investment grow. It also seeks current income. It is actively managed. It invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in common stocks of large companies that, at the time of purchase, have market capitalizations of more than $15 billion and that have a history of consistent earnings growth regardless of business cycle.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks to make an investment grow. It is aggressively managed. It primarily invests in equity securities that INVESCO believes will rise in price faster than other securities, as well as options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services. A portion of the Fund's assets is not required to be invested in the sector.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks to make an investment grow. It is aggressively managed. The Fund can invest in debt securities, but it invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, IT infrastructure, networking, robotics and video. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. A portion of the Fund's assets is not required to be invested in the sector.

     INVESCO VIF - FINANCIAL SERVICES FUND. This fund seeks to make an investment grow. It is aggressively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies involved in the financial services sector. These companies include, among others, banks (regional and money-centers), insurance companies (life, property and casualty, and multi-line), and investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies). A portion of the Fund's assets is not required to be invested in the sector.

MFS(R) VARIABLE INSURANCE TRUST(SM)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

     MFS INVESTORS TRUST SERIES. This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Fund will also seek to generate gross income equal to approximately 90% of the dividend yield of the Standard & Poor's 500 Composite Index.

     MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its total assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

     MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long- term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

     MFS TOTAL RETURN SERIES. This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests (i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and
(ii) at least 25% of its net assets in non-convertible fixed income securities.

     MFS CAPITAL OPPORTUNITIES SERIES. This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

        THE  UNIVERSAL  INSTITUTIONAL  FUNDS,  INC.

     Morgan Stanley Investment Management Inc. advises the Global Value Equity Portfolio. Morgan Stanley Investments (formerly Miller Anderson & Sherrerd, LLP) advises the Value Portfolio and the Mid Cap Value Portfolio.

     GLOBAL VALUE EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund's investment adviser seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.

     MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations in the range of companies included in the S&P MidCap 400 Index. The Fund may purchase stocks that typically do not pay dividends.

     VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Fund focuses on stocks that are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Fund may purchase stocks that do not pay dividends. The fund may invest, to a limited extent, in foreign equity securities.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

     OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     OPPENHEIMER CAPITAL APPRECIATION FUND/VA. This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

     OPPENHEIMER MAIN STREET SMALL CAP FUND/VA. This Fund seeks capital appreciation. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $2.5 billion.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. SSGA Funds Management, Inc. subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

     S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses.

     MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed.

     NASDAQ - 100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses. The Nasdaq-100 Index(R) is a modified capitalization- weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market.

     ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks.

VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

     Van Kampen Asset Management Inc. is the adviser for the portfolios of Van Kampen Life Investment Trust.

     EMERGING GROWTH PORTFOLIO. This Fund's investment objective is capital appreciation. Under normal market conditions, the adviser seeks to achieve the Fund's objective by investing at least 65% of the Fund's total assets in a portfolio of common stocks of emerging growth companies. The Fund's primary approach is to seek what the adviser believes to be attractive growth opportunities on an individual company basis.

     GROWTH AND INCOME PORTFOLIO. This Fund's investment objective is long-term growth of capital and income. Under normal market conditions, the adviser seeks to achieve the Fund's objective by investing primarily in income-producing equity securities, including common stocks and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Services, Inc.

2.   Additional Fund Information:

     The  following  information,   among  other  things,  may  be  included  in
advertisements and marketing materials relating to this product in order to illustrate how the portfolio managers seek to achieve the above investment objectives and strategies.

 . The portfolio manager's approach to investment management which may include portfolio selection and timing of purchases.

 . The name, education and experience of the portfolio manager.

 . Investment adviser information which may include, size, assets, and location.

 . Portfolio holdings.

 . Statistics -- which may include portfolio statistics such as size, assets, and average duration and maturity of the portfolio.

 . Geographic allocation of portfolios.

 . Portfolio quality ratings.

 . Information relating to a relevant benchmark.

 . Identification of portfolios by the investment categories, portfolio sectors or industry groups in which they fall.

3.   Principal Fund Investment Risks:

     Government Securities: A portfolio that invests in government securities is subject to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Further, some of the securities purchased by the fund are not guaranteed by the U.S. government. The agency or instrumentality issuing the security may default or otherwise be unable to honor a financial obligation.

     Growth and Income: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Because the Portfolio focuses on growth- style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style. Additionally, interest rate increases can cause the price of a debt security to decrease.

     International: A portfolio that invests in foreign securities involves above-average risk. Many international markets are much less liquid and much more changeable than the U.S. Market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Value: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Additionally, the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

     Mid Cap: A portfolio that invests in medium-sized companies is subject to increased risk that may result from such factors as inexperienced management and limited financial resources.

     Small Cap: A portfolio that invests in smaller, less seasoned companies is subject to the risks that the companies' shares may be less liquid as well as such factors as inexperienced management and limited financial resources.

     High Yield: A portfolio that primarily invests in low-grade corporate bonds may have a higher default risk, less liquidity and greater sensitivity to changes in the economy than investment-grade securities.

     Sector: A portfolio that primarily invests in securities that are concentrated in a specific sector of the market is subject to the risk that changes in the specific sector will have a significant effect on the portfolio's net asset value.

     Balanced: A portfolio that allocates its investments between equity and fixed income securities is subject to the risk that the portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns and could lose value by overweighting markets where there are significant declines.

     Bond: A portfolio that invests in debt securities is subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. Securities that are below investment grade are subject to greater risk in that the issuers of those securities might not meet their debt obligations.

     Equity Index: A portfolio that invests in securities which seek to match a stock market index is subject to market risk. Market risk is the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions.

     Money Market: A portfolio that invests in money market securities seeks to maintain a stable net asset value of $1.00. This investment option is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1 per share.

     Global Utilities: A portfolio that primarily invests in U.S. and foreign securities of utility companies is subject to the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions. Further, these securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Capital Appreciation: A portfolio that invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political, or market conditions or disappointing earnings results.

     Equity Income: A portfolio that primarily invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.

==============================================================================
                                   APPENDIX B
==============================================================================

                             MARKET VALUE ADJUSTMENT

     We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account. Surrender charges also may apply.

     For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                         [(1+I)/(1+J+.0025)](N/365) - 1
Where:

       - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

       - J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

       - N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

     If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

     If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES

     Example #1: Surrender -- Example of a Negative Market Value Adjustment Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 8.0% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $124,230 ($100,000 x 1.075(3))

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $124,230 x {[(1.07)/(1.0825)] (2555/365) -1) =
      - $9,700

Therefore, the amount paid on full surrender is $114,530 ($124,230 - $9,700).

Example #2: Surrender  --  Example of a Positive Market Value Adjustment

     Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $124,230 ($100,000 x 1.075(3))

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $124,230 x {[(1.07)/(1.0625)](2555/365) -1) =
      + $6,270

Therefore, the amount paid on full surrender is $130,500 ($124,230 + $6,270).

Example #3: Withdrawal  --  Example of a Negative Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 8.0% at the time of withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $248,459 ($200,000 x 1.075(3)).

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $100,000 x {[(1.07)/(1.0825)](2555/365) -1) =
      - $7,808

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($7,808), for a total reduction in the Fixed Sub-Account of $107,808.

Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an initial Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $248,459 ($200,000 x 1.075(3))

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $100,000 x {[(1.07)/(1.0625)](2555/365) - 1) =
      + $5,047

Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,047), for a total reduction of $94,953.

==============================================================================
                                   APPENDIX C
==============================================================================

                          DOLLAR-COST AVERAGING PROGRAM

     Below is an example of how the Dollar-Cost Averaging Program works. The example is hypothetical and is for illustrative purposes only.

     Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 6.0%.


                   (1)              (2)              (3)              (4)              (5)
              Beginning
Beginning     of Month         Dollar Cost      Amount Dollar   Interest Credited    End of Month
of Month      Account Value   Monthly Factor    Cost Averaged       For Month       Account Value
---------     -------------   --------------    -------------   -----------------   -------------

 1               24,000             --               --               117                24,117
 2               24,117           1 / 24            1,005             112                23,224
 3               23,224           1 / 23            1,010             108                22,323
 4               22,323           1 / 22            1,015             104                21,412
 5               21,412           1 / 21            1,020              99                20,492
 6               20,492           1 / 20            1,025              95                19,562
 7               19,562           1 / 19            1,030              90                18,622
 8               18,622           1 / 18            1,035              86                17,673
 9               17,673           1 / 17            1,040              81                16,715
10               16,175           1 / 16            1,045              76                15,746
11               15,746           1 / 15            1,050              72                14,768
12               14,768           1 / 14            1,055              67                13,780
13               13,780           1 / 13            1,060              62                12,782
14               12,782           1 / 12            1,065              57                11,774
15               11,774           1 / 11            1,070              52                10,756
16               10,756           1 / 10            1,076              47                 9,727
17                9,727            1 / 9            1,081              42                 8,688
18                8,688            1 / 8            1,086              37                 7,639
19                7,639            1 / 7            1,091              32                 6,580
20                6,580            1 / 6            1,097              27                 5,510
21                5,510            1 / 5            1,102              21                 4,429
22                4,429            1 / 4            1,107              16                 3,338
23                3,338            1 / 3            1,113              11                 2,236
24                2,236            1 / 2            1,118               5                 1,124
25                1,124            1 / 1            1,124              --                   --

NOTE: Column (3) = Column (1) x Column (2) Column (5) = Column (1)- Column (3) + Column (4)


==============================================================================
                                   APPENDIX D
==============================================================================

                       GUARANTEED MINIMUM INCOME BENEFITS

     Below are examples of how the GMIBs will work. The examples are purely hypothetical and are for illustrative purposes only. The examples assume the following:

          -   you are a male whose age last birthday is 55;

          -   you purchase a Contract with the GMIB rider;

          - you do not make any additional purchase payments nor any withdrawals;

          - you elect to receive income from the Contract 10 years later, at attained age 65; and

          - you elect a Life Annuity with 10 Year Certain, which is an eligible income plan under the GMIB rider.

          - your total purchase payments are $150,000, your Account Value is $200,000, your Highest Anniversary Value ("HAV") is $250,000 and your Roll-Up Benefit Value is $300,000.

Calculate the GMIB:

       1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $5.42.

       2. Apply your HAV of $250,000 (because it is higher than total purchase payments and Account Value).

       3. The GMIB = $1,355 [$5.42 x $250,000 / $1,000].

     Therefore, under this income plan, we guarantee that your monthly income payment will not be less than $1,355.00.

     Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different income plans. In these cases, the GMIB will be different.

Calculate the Enhanced GMIB:

     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $5.42.

     2. Apply your HAV of $250,000 (because it is higher than total purchase payments and Account Value).

     3.   The GMIB = $1,355 [$5.42 x $250,000 / $1,000].

==============================================================================
                                   APPENDIX E
==============================================================================

                       EARNINGS ENHANCEMENT DEATH BENEFIT

     Below are examples of how the Earnings Enhancement Death Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:

          -   The Owner's age last birthday is 55;

          -   The Owner purchases a Contract with the Earnings
              Enhancement Death Benefit rider;

          -   The Owner makes an initial purchase payment of $150,000; and

          - The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

     Assume the Account Value is $200,000, the Highest Anniversary Value ("HAV") is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

          1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

          2. The sum of all purchase payments made is $150,000.

          3. The HAV is $175,000.

          4. The basic Death Benefit is $200,000 [the greatest of (1), (2) and
              (3)].

Calculate the Earnings Enhancement Death Benefit:

          5. The Benefit Rate for an issue age of 55 is 40.0%.

          6. The Net Purchase Amount is $150,000.

          7. The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

          8. The Earnings Enhancement Death Benefit is $20,000 ([.40 x [$200,000 - $150,000] = $20,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $200,000 and the Earnings Enhancement Death Benefit of $20,000, for a total payment of $220,000.

Example 2.

        Assume the Account Value is $500,000, the HAV is $300,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

          1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

          2. The sum of all purchase payments made is $150,000.

          3. The HAV is $300,000.

          4. The basic Death Benefit is $600,000 [the greatest of (1), (2) and
             (3)].

Calculate the Earnings Enhancement Death Benefit:

          5. The Benefit Rate for an issue age of 55 is 40.0%.

          6. The Net Purchase Amount is $150,000.

          7. The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

          8. The Earnings Enhancement Death Benefit is $150,000 ([.40 x [$600,000 - $150,000] = $180,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $600,000 and the Earnings Enhancement Death Benefit of $150,000, for a total payment of $750,000.

Example 3.

     Assume the Account Value is $100,000, the HAV is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

          1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

          2. The sum of all purchase payments made is $150,000.

          3. The HAV is $175,000.

          4. The basic Death Benefit is $175,000 [the greatest of (1), (2) and
              (3)].

Calculate the Earnings Enhancement Death Benefit:

          5. The Benefit Rate for an issue age of 55 is 40.0%.

          6. The Net Purchase Amount is $150,000.

          7. The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

          8. The Earnings Enhancement Death Benefit is $0 ([.40 x [$100,000 - $150,000] = $0, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $175,000 and the Earnings Enhancement Death Benefit of $0, for a total payment of $175,000.

     To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
Customer Service Center
P.O. Box 290680
Wethersfield, CT 06129-0680

Please send a Statement of Additional Information to me at the following address:

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Name


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Address

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City/State                                     Zip Code


SSPRO083 10/01